                                                                   EXHIBIT 10.29

[CONFIDENTIAL TREATMENT REQUETED. CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.]


                     MANUFACTURING & DISTRIBUTION AGREEMENT

      AGREEMENT, made as of this 27th day of February, 1996, by and between GENSIA LABORATORIES, LTD., a corporation organized under the laws of Delaware, having its principal place of business at 19 Hughes, Irvine, California 92718-1902 ("GENSIA"), and OHMEDA PPD, a corporation organized under the laws of Delaware, having its principal place of business at 110 Allen Road, Liberty Corner, New Jersey 07938-0804 ("OHMEDA PPD").

                                   WITNESSETH:

      WHEREAS, GENSIA manufactures, packages, sells, markets and distributes a broad range of complimentary anesthesia related hospital products;

      WHEREAS, OHMEDA PPD manufactures, markets sells and distributes a range of anesthesia related intravenous and inhalation products;

      WHEREAS, both GENSIA and OHMEDA PPD believe that each of them and their respective customers would benefit by formation of a collaborative sales, marketing and distribution effort;

      WHEREAS, OHMEDA PPD desires to distribute GENSIA manufactured products under an OHMEDA PPD label and include such products in an OHMEDA PPD capitation program;

      WHEREAS, GENSIA desires and has the ability to manufacture and supply such Products for OHMEDA PPD; and

      NOW, THEREFORE, in consideration of the mutual premises contained in this Agreement, and for other good and valuable consideration the parties hereto agree to the following:

      1. DEFINITIONS.

      The following terms for the purpose of this Agreement shall have the following respective meanings:

      1.1 "Affiliate" shall mean, with respect to either party, all entities which, directly or indirectly, are controlled by, control or under the common control with such party. For purposes of this definition, the word "control" shall mean ownership of more than fifty per cent (50%) of the voting shares or interest of an entity.

      1.2 "ANDA" shall mean the Abbreviated New Drug Application(s) for any of the Product(s) which have been submitted to the FDA by GENSIA including any amendments or supplements thereto.

      1.3 "Annual Period" shall mean each twelve (12) month period during the term of this Agreement commencing on January 1, 1996.

      1.4 "FDA" shall mean the United States Food and Drug Administration.

      1.5 "FIFO" shall mean the first in, first out method of inventory flows and valuation.

      1.6 "Gross Margin" shall mean the difference between Net Sales of Products and the aggregate Transfer Prices for Products.

      1.7 "Materials" shall, mean all active and inactive raw materials used in the formulation of Products, as well as all packaging components, labels and labelling necessary for the manufacture of the Products as finished goods.

      1.8 "Net Sales" shall mean actual invoiced sales of the Products by OHMEDA PPD to third parties less the following:

            (i) allowances for discounts or rebates (including, subject to Section 15, capitation discounts or rebates), chargebacks, or buying group administration fees reasonably allocable to such sales of Products;

            (ii) returns, recalls, credits or allowances, if any, given or made;

            (iii) sales, use, value-added or other excise taxes, if any, imposed on the sale by any governmental entity;

            (iv) freight and insurance costs incurred in transporting Products to OHMEDA PPD's distribution center in Memphis, Tennessee or to such other distribution center in the Territory as may be designated by OHMEDA PPD; and

            (v) management fees paid to Baxter Healthcare Corporation by OHMEDA PPD in connection with the sale of Products in the Territory; provided that OHMEDA PPD shall obtain GENSIA's consent prior to the inclusion of any portion of the management fees as a deduction to Net Sales herein.

      1.9 "Per Unit Materials Cost" shall be the summation of the quantity required per finished shelf keeping unit of each input Material as outlined in the applicable Product bill of material times the per unit invoiced acquisition cost of such Material as accounted for on a FIFO basis.

      1.10 "Products" shall mean the injectable pharmaceutical products set forth in Exhibit A that are manufactured by GENSIA or its permitted contract manufacturers in finished presentation form with the OHMEDA PPD label.

      1.11 "Specifications" shall mean the specifications for each of the Products set forth in Exhibit B.

      1.12 "Territory" shall mean the United States of America, its territories and possessions and the Commonwealth of Puerto Rico.

      2. SUPPLY OF PRODUCTS.

      2.1 SUPPLY. During the term of this Agreement, GENSIA agrees to supply to OHMEDA PPD those quantities of Products ordered by OHMEDA PPD for distribution in the Territory. Subject to the terms and conditions set forth herein, GENSIA shall provide such manufacturing facilities, equipment, and services as maybe required to meet its supply obligations hereunder.

      2.2 SUPPLY OF MATERIALS. GENSIA shall supply all Materials necessary for the manufacture of the Products unless otherwise mutually agreed.

      2.3 FORECASTS AND ORDERS. OHMEDA PPD agrees to forecast demand and issue purchase orders for Products in accordance with the procedures set forth under
Section 2.4. GENSIA shall use its best efforts to deliver Product ordered for the first two (2) months of this

Agreement on the delivery date requested by OHMEDA PPD. Thereafter, GENSIA shall deliver Products sixty (60) days from the initial order in accordance with the demand schedule submitted by OHMEDA PPD in accordance with Section 2.4. Products shall be ordered in minimum lot sizes for each Product presentation as set forth in Exhibit C.

      2.4 DEMAND SCHEDULES. Commencing January 1, 1996, OHMEDA PPD shall provide GENSIA monthly with a twelve (12) month rolling forecast ("Demand Schedule") for each presentation of the Products. The first three (3) months of the first two Demand Schedules shall constitute firm OHMEDA PPD purchase orders. Commencing with the third Demand Schedule, the first two (2) months of the Demand Schedule shall reflect OHMEDA PPD's firm purchase orders communicated by previous Demand Schedules and a firm OHMEDA PPD purchase order for the next succeeding (third) month. OHMEDA PPD shall be obligated to purchase 100% of each issued purchase order. The remainder of the Demand Schedule is for planning purposes only. An illustration of a Demand Schedule submitted at the beginning of a hypothetical month of April is as follows:

Example of submission for beginning of April


=========================================================================================
Presentation 1 Apr   May    Jun    Jul   Aug   Sep   Oct   Nov   Dec   Jan   Feb    Mar
-----------------------------------------------------------------------------------------
              Quan  Quan   Quan   Quan  Quan  Quan  Quan  Quan  Quan  Quan  Quan   Quan

              PO#   PO#    PO#    Fcst  Fcst  Fcst  Fcst  Fcst  Fcst  Fcst  Fcst   Fcst
                                 --------------------------------------------------------
              Date  Date   Date

              Reqd  Reqd   Reqd
=========================================================================================


=========================================================================================
Presentation 2 Apr  May    Jun    Jul   Aug   Sep   Oct   Nov   Dec   Jan   Feb    Mar

-----------------------------------------------------------------------------------------
              Quan  Quan   Quan   Quan  Quan  Quan  Quan  Quan  Quan  Quan  Quan   Quan

              PO#   PO#    PO#    Fcst  Fcst  Fcst  Fcst  Fcst  Fcst  Fcst  Fcst   Fcst
                                 --------------------------------------------------------
              Date  Date   Date

              Reqd  Reqd   Reqd

=========================================================================================


             FROM PREVIOUS NEW          NEW FORECAST ---------->

             SUBMISSION    PURCH

                           ORDER


Except for orders appearing in month one (1) of a Demand Schedule, GENSIA will make reasonable efforts to reschedule firm orders to accommodate changing demand patterns within the market place.

      2.5 ORDERS IN EXCESS OF FORECAST. GENSIA shall make reasonable efforts to deliver quantities of Products that are ordered by OHMEDA PPD and that are in excess of OHMEDA PPD's firm orders made pursuant to Section 2.4.

      2.6 DELIVERY TERMS. GENSIA agrees to deliver the Products to OHMEDA PPD F.O.B. GENSIA's plant in Irvine, California. Products shall be shipped by GENSIA according to OHMEDA PPD's instructions.

      3.    WARRANTY, MANUFACTURING STANDARD AND QUALITY ASSURANCE.

      3.1   PRODUCT WARRANTY.

      Product supplied by GENSIA shall at the time of delivery have a remaining shelf life equal to or greater than the maximum shelf life for the Product in the approved ANDA less three (3) months. GENSIA warrants that Product delivered to OHMEDA PPD hereunder, shall at the time of delivery until the expiration thereof as shown by the expiration date on the Product package (the "Warranty Period"): (i) be free from defects in Materials and manufacture and shall conform to the Specifications therefor, as such Specifications are set forth in the applicable ANDA therefor, (ii) conform to all additional Product specifications mutually agreed upon, and (iii) have been manufactured in accordance with current Good Manufacturing Practices as listed in 21 CFR 211 and shall conform in all material respects to all applicable regulations and all other requirements of applicable regulatory authorities throughout the Territory. GENSIA further warrants and guarantees that, as of the date of each shipment hereunder to OHMEDA PPD of any Product subject to the provisions of the United States Food and Drug and Cosmetic Act or any applicable statute or regulation in the Territory, such Product shall not, when shipped, be adulterated or misbranded within the meaning of any applicable law, or be an article which may not, under the provisions of applicable law, be sold in the Territory. The warranties contained herein shall not apply to any Product which
(i) has been tampered with or otherwise altered other than by GENSIA or supplier; (ii) has been subject to misuse, negligence or accident other than by GENSIA or its supplier; or (iii) has been stored, handled or used in a manner contrary to FDA requirements or (iv) has expired its stated shelf life (subject to OHMEDA PPD's right to reject Product that does not meet the shelf life requirements set forth above).

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, GENSIA MAKES NO OTHER WARRANTIES EITHER EXPRESS, IMPLIED OR OTHERWISE, AND SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

      3.2 PRODUCT INSPECTIONS. If within forty-five (45) days after receipt of Product by OHMEDA PPD at its facility, OHMEDA PPD notifies GENSIA in writing that the Product does not meet the Specifications as determined by OHMEDA PPD's testing and inspection of the Product, GENSIA shall replace the Product at no charge within thirty (30) days and shall pay for shipping charges to deliver replacement Product to OHMEDA PPD. Non-conforming Product shall, upon mutual agreement by the parties and at GENSIA's sole expense, either (i) be returned to GENSIA within a reasonable period of time or (ii) be destroyed by OHMEDA PPD. If requested by OHMEDA PPD, GENSIA shall assist OHMEDA PPD in the transfer of the required analytical test methods to monitor the quality of the Products. If required, GENSIA will provide all required analytical methodology, the associated documentation and required standards. The warranties given by GENSIA in this Agreement shall survive any failure to reject by OHMEDA PPD pursuant to this Section 3.2

      3.3 DISPUTES WITH RESPECT TO REJECTION. If GENSIA disputes OHMEDA PPD's right to reject all or part of any shipment of the Products as set forth in
Section 3.2 hereof, and such dispute is not resolved by mutual agreement between the parties within sixty (60) days of OHMEDA PPD's notice of rejection, such dispute shall be resolved by an independent FDA approved testing organization mutually agreed upon by the parties, the appointment of which shall not be unreasonably withheld or delayed by either party. The determination of such testing entity with respect to all or part of any shipment of the Products shall be final and binding upon the parties, but only as to the reasons given by OHMEDA PPD in rejecting the shipment or portion thereof and shall have no effect on any matter for which said entity did not render a determination. The fees and expenses of the third party making the determination shall be paid by the party against which the determination is made.

      3.4 MASTER FORMULA. The composition of Products will be as stated in the applicable approved Product ANDA.

      3.5 MANUFACTURING AND PACKAGING INSTRUCTIONS AND PROCEDURES. Products will be manufactured and packaged by GENSIA or by permissible third-party manufacturers in accordance with current Good Manufacturing Practices ("GMP") as promulgated by the FDA and pursuant to the Drug Master File ("DMF") and/or the applicable approved Product ANDA.

      3.6 CONTAINERS AND PACKAGING. GENSIA shall supply the vials, stoppers, seals, labelling and packaging necessary to manufacture the Products in accordance with the Products Specifications.

      3.7 LABELLING. All labels for Products shall use the OHMEDA PPD name and NDC number. GENSIA shall be permitted to use such labels only on Products delivered to OHMEDA PPD hereunder. OHMEDA PPD shall provide in a timely manner the camera ready art work for labelling for the containers, package inserts and packaging for each dosage unit of Product, as well as for the shipping containers in the form specified by GENSIA at OHMEDA PPD's cost. OHMEDA PPD shall have approved all such labelling in writing in advance of initial printing. Unless otherwise agreed labelling approved by OHMEDA PPD shall be the only labelling used by GENSIA for Products, provided that any labels and package inserts shall be consistent with FDA and GENSIA's requirements with regard to physical dimensions and specifications relating to the methods of handling and affixing on container. Any label art work preparation and setup charge shall be billed to OHMEDA PPD on a pass through cost basis. In addition, all costs associated with any labelling changes required by OHMEDA PPD or required by the FDA, including the costs associated with any labelling or packaging rendered obsolete by such changes, shall be borne by OHMEDA PPD. During the initial six-month (6) period of this Agreement, if circumstances warrant, and if approved by OHMEDA, GENSIA may supply Products for OHMEDA PPD with the current GENSIA label, under the terms and conditions herein, until the OHMEDA PPD labeled Product is ready. Thereafter, GENSIA may supply a Product with a GENSIA label only if no OHMEDA PPD labeled Product is available and OHMEDA consents to such supply.

      3.8 CHANGE CONTROL. GENSIA will notify OHMEDA PPD in writing of any proposed change to ingredients or components of the Products, process specifications and/or controls, as well as equipment, facilities, or third party contractors utilized for the manufacturing and/or packaging of Products if the proposed change requires FDA notification. Any such change must be agreed upon and approved in writing by OHMEDA PPD prior to implementation or submission to regulatory authorities for approval. Subject to Section 4.3, changes in the prescribing information (package insert) and labeling shall be the responsibility of GENSIA to implement. Notwithstanding the foregoing, in the event that any proposed change to ingredients or components of the Products, process specifications and/or controls, equipment; facilities or third party packagers utilized for the manufacturing and/or packaging of Products is required by any governmental authority, GENSIA shall deliver written notice to OHMEDA PPD specifying such change required by such governmental authority. Such change shall be deemed to have been accepted by OHMEDA PPD unless within thirty
(30) days after OHMEDA PPD's receipt
of such notice, it shall notify GENSIA in writing that it cannot, in good faith, agree to such change. If OHMEDA PPD determines that such change to ingredients or components of the Products, process specifications and/or controls, equipment, facilities or third party packagers utilized for the manufacturing and/or packaging of Products required by such governmental authority cannot be so agreed to, then OHMEDA PPD and GENSIA shall negotiate, in good faith, an amendment to the Agreement deleting the Product to which the proposed changes are applicable and altering or adding such other terms as may be just and equitable in the circumstances.

      3.9 BATCH RECORDS. Records which include the information relating to the manufacturing, packaging and quality operation for each lot of Products shall be prepared by GENSIA for each lot at the time at which such operations occur. The records shall include, but are not limited to, the following documentation: manufacturing, raw materials and components charge-in records; mixing and fillings records; packaging component charge-in records; packaging records; container and component traceability records; in-process and final laboratory testing results; in-process and final product physical inspection results; yield reconciliation for bulk and finished product; label samples; labeling control records; as well as documentation listing any deviations and/or excursions from approved procedure (as well as the GENSIA investigation and corrective actions) incurred during the processing and packaging of the lot. The original documents for each lot may be reviewed by OHMEDA PPD at its request when auditing the sites of manufacture of Products.

      3.10 BATCH DOCUMENTS TO BE INCLUDED WITH EACH SHIPMENT OF PRODUCT TO OHMEDA PPD. The following outlines the minimum batch documentation required to be included with each lot of Product shipped to OHMEDA PPD:

      o     Packaging Bill of Materials
      o     Copies of Certificate of Analysis for each lot.

The certificate of analysis, signed by the responsible quality official, must include the numerical results for each test (chemical, microbiological and bacteriological) performed to assure results are in compliance with Product Specifications, the date of manufacture and expiration date of the Product, as well as a statement that subject lot was produced in accordance to the applicable ANDA and in compliance with all applicable GMP requirements.

      3.11 RETENTION SAMPLES. GENSIA is responsible for storing and maintaining retention samples of finished Products from each lot supplied to OHMEDA PPD to meet regulatory requirements. GENSIA is responsible for storing and maintaining retention samples of each lot of raw material utilized in the manufacture of Products in accordance with all regulatory and FDA GMP.

      3.12 PRODUCT COMPLAINTS. GENSIA shall assist OHMEDA PPD in investigating product complaints by analyzing Product and Materials to determine the cause, if any, of an alleged Product manufacturing defect or failure. GENSIA shall also assist OHMEDA PPD in the investigation of any adverse drug events when such adverse events are believed to be attributable to Products. GENSIA shall diligently work to provide a written report of its determination within thirty
(30) days from receipt of OHMEDA PPD's written request and samples of the involved Products. OHMEDA PPD shall be responsible to ensure that GENSIA receives samples of the Products to be investigated. In the event that OHMEDA PPD determines that any reasonable additional physical, chemical, biological, or other evaluation should be conducted by GENSIA in relation to an adverse drug event or product complaint, OHMEDA PPD shall so advise GENSIA. GENSIA shall conduct the necessary evaluations and advise

OHMEDA PPD of the results. OHMEDA PPD shall correspond with complainants on all product complaints associated with Products.

      3.13 PROCESS VALIDATION. GENSIA shall validate, at its cost, all processes, equipment, utilities, facilities and computers utilized in the manufacture, packaging, storage, testing and release of Products for regulatory submissions and commercial sale in conformance with all current FDA and other applicable regulatory authority guidelines and regulations. GENSIA shall be responsible for and shall ensure that all validated systems are maintained according to FDA guidelines and that all required periodic revalidations are performed according to FDA guidelines. OHMEDA PPD shall reserve the right to review all Master Validation Plans and/or the corresponding protocols if no Master Plan exists prior to execution of such validation. OHMEDA PPD reserves the right to review the results of all related validation studies.

      3.14 REGULATORY VISITS. In the event of an inspection by the FDA or any applicable regulatory authority which results in a concern by the FDA or applicable regulatory authority specifically related to Products, then OHMEDA PPD through its designee, the OHMEDA PPD Vice President of Quality, will be notified as soon as possible of such concern. GENSIA shall cooperate in resolving the matter with FDA or the applicable regulatory authority.

      3.15 CHANGES TO SPECIFICATIONS. Specifications of the Products shall not be supplemented, modified or amended in any respect without the prior written agreement of the parties hereto. In the event that OHMEDA PPD desires any change to the Specifications of the Products, OHMEDA PPD shall deliver written notice to GENSIA specifying such change desired by OHMEDA PPD and GENSIA shall respond to any such notice within thirty (30) days after GENSIA's receipt thereof. In the event that any change to the Specifications is required by any governmental authority, GENSIA shall deliver written notice to OHMEDA PPD specifying such change required by such governmental authority. Such change shall be deemed to have been accepted by OHMEDA PPD unless within thirty (30) days after OHMEDA PPD's receipt of such notice, it shall notify GENSIA in writing that it cannot, in good faith, agree to such change. If OHMEDA PPD determines that such change in the specifications required by such governmental authority cannot be so agreed to, then OHMEDA PPD and GENSIA shall negotiate, in good faith, an amendment to the Agreement deleting the Product to which the Specification sought to be changed is applicable and altering or adding such other terms as may be just and equitable in the circumstances.

      3.16 ON-GOING STUDIES. GENSIA shall be responsible for the generation of all data and associated reports for all stability studies in support of the currently approved ANDA in accordance with the on-going marketed protocol for each of the Products.

      3.17 AUDITS. OHMEDA PPD shall have the right, at reasonable intervals, as circumstances require, and on reasonable prior notice (which notice shall be waived if circumstances warrant), to inspect those sections of the manufacturing, packaging, laboratory and warehousing facilities utilized in the manufacture, packaging, storage, testing, shipping or receiving of Products. Such inspections may include GMP inspections, systems audits and physical inventories, of the excipient and active ingredients, the work in process and finished goods of Products as well as all batch records as set forth in Section
3.9. The frequency and extent of inspections shall be determined by mutual agreement of GENSIA and OHMEDA PPD. OHMEDA PPD shall have the right to station quality personnel at the manufacturing facilities for the Products on substantially a full-time basis, when there is work being conducted that relates to the Products, for the purpose of monitoring the production, and quality assurance activities and reviewing batch records with respect to the Products.

      3.18 THIRD-PARTY MANUFACTURERS. To the extent that GENSIA, uses a third-party manufacturer for any of the Products, then GENSIA shall monitor and ensure that such third-party manufacturer is in compliance with the manufacturing standards set forth in this Agreement. Subsequent to the execution of this Agreement, GENSIA shall comply with the provisions of Section 3.8 prior to any additional use of third-party manufacturers for any of the Products. GENSIA shall ensure that any third-party manufacturer complies with OHMEDA PPD's inspection and audit rights as set forth in this Agreement with respect to such third party's manufacturing facilities and records that relate to the Products.

      3.19 PROVISION OF DOCUMENTS TO CUSTOMERS. GENSIA will provide, at OHMEDA PPD's request, specific documentation relating to the quality of manufacturing operations and regulatory history for the Products as requested by OHMEDA PPD's customers when such document request is considered reasonable by GENSIA or when such documents would be available under the Freedom of Information Act.

      4.    REGULATORY SUBMISSIONS AID RECALLS

      4.1 REGULATORY APPROVAL. GENSIA represents that for each of the Products listed in Exhibit D it has an FDA approved ANDA or that such Products are grandfathered pursuant to Section 505 of the United States Food, Drug and Cosmetic Act. GENSIA shall use commercially reasonable efforts to obtain an ANDA approval for all remaining Products. GENSIA will hold product registrations in the Territory for each of the Products and all Products supplied by GENSIA hereunder shall be sold pursuant to such product registrations. During the term of this Agreement GENSIA shall maintain in full force and effect each approved ANDA for a Product and comply with all conditions attached to each such ANDA.

      4.2 REGULATORY CONTACTS. GENSIA shall be responsible for all regulatory contacts and filings with the FDA. GENSIA agrees to consult with OHMEDA PPD prior to any material meetings or filings with the FDA with respect to any of the Products after ANDA approval. OHMEDA PPD shall have the right to attend any material meetings with the FDA with respect to the Products after ANDA approval. GENSIA shall provide OHMEDA PPD in a timely fashion with copies of all material correspondence with the FDA that relates to any of the Products after ANDA approval.

      4.3 CONSULTATIONS. GENSIA and OHMEDA PPD agree to consult from time to time on the need for changes in prescribing information (package insert) or in the labelling of packaging and containers of the Products or in the Product information supplied to customers, the medical profession or patients. GENSIA and OHMEDA PPD agree to negotiate in good faith to their mutual benefit with respect to such changes.

      4.4 ADVERSE EXPERIENCE REPORTING. OHMEDA PPD and GENSIA shall report to the other any information that they have knowledge of concerning any adverse drug experience in connection with the use of the Products, including the incidence or severity thereof, associated with non-clinical toxicity studies, clinical uses, studies, investigations or tests, whether or not determined to be attributable to any of the Products. Reports of routine adverse drug experiences of the type defined in Section 214.80 of Title 21 of the United

States Code of Federal Regulations shall be exchanged by each party on a quarterly basis. Reports of serious adverse drug experiences of the type defined in Sections 312.32 and 314.80 of Title 21 of the United States Code of Federal Regulations shall be made available to the other party within five (5) days after a party becomes aware of such adverse drug experience. Upon receipt of any such information concerning any serious adverse drug experience by either OHMEDA PPD or GENSIA, the parties shall promptly consult each other and use their best efforts to arrive at a mutually acceptable procedure for taking such possible actions as appropriate or required under the circumstances; provided, however, that nothing contained herein shall be construed as restricting the right or duty of either party to make a required report or submission to the FDA or take any other action that it deems to be appropriate or required by applicable law or regulation. In any event, the responsibility of making any reports of adverse drug experience or other required reports to the FDA shall be upon GENSIA as holder of the product registration for each of the Products.

      4.5   RECALL ACTION.

      (a) In the event OHMEDA PPD should be required or should voluntarily decide to initiate a recall, Product withdrawal, or field correction of any Products in the Territory pursuant to this Agreement, OHMEDA PPD through its designee, the OHMEDA PPD Vice President of Quality, shall notify GENSIA and provide a copy of its proposal, including the recall letter, for review prior to initiation of such action. In conjunction with such recall, GENSIA shall assist in the investigation to determine the cause and extent of the problem.

      (b) In the event that GENSIA independently believes that a recall, Product withdrawal, or field correction for Products may be necessary or appropriate, GENSIA shall notify OHMEDA PPD through OHMEDA PPD's designee, the OHMEDA PPD Vice President of Quality, of GENSIA's belief, and the parties shall fully cooperate with each other concerning the necessity and nature of such action.

      (c) All coordination of any recall or field correction activities involving Products shall be handled by OHMEDA PPD whether or not such action was initially requested by GENSIA.

      4.6   EXPENSES. In the event that any Product is recalled as a result of
(1) the supply by GENSIA of Product that does not conform to the warranty set forth in Section 3.1, or (2) the negligent or intentionally wrongful act of GENSIA or its representatives, then GENSIA shall bear all of the costs and expenses of such recall including without limitation expenses related to communications and meetings with all required regulatory agencies, expenses of replacement stock, the cost of notifying customers and costs associated with shipment of recalled Product from customers and shipment of an equal amount of replacement Product to those same customers. In the event that any Product is recalled as a result of the negligent or intentionally wrongful act of OHMEDA PPD or its representatives, then OHMEDA PPD shall bear all of the costs and expenses of such recall, including without limitation expenses related to communications and meetings with all required regulatory agencies, expenses of replacement stock, the cost of notifying customers and costs associated with shipment of recalled Product from customers and shipment of an equal amount of replacement Product to those same customers. To the extent that the reason for any recall of Products hereunder is in part the responsibility of GENSIA and in part the responsibility of OHMEDA PPD or is not due to the fault of either party, then the expenses shall be allocated in an equitable manner between the parties.

      4.7 RECALL RECORDS. GENSIA shall maintain complete and accurate recall records for such periods as may be required by applicable law, but in no event less than three (3) years, of all the Products sold by it.

      5.    CONSIDERATION.

      5.1 TRANSFER PRICE. The price for each Product presentation ("Transfer Price"), other than Hetastarch, to be delivered by GENSIA during the term of this Agreement shall be the applicable Per Unit Materials Cost for each Product presentation times * * * OHMEDA PPD shall pay to GENSIA, upon shipment to OHMEDA PPD, the quantities of each Product presentation delivered to OHMEDA PPD multiplied by the applicable Transfer Price for such Product presentation. The terms of payment are net thirty (30) days from date of invoice.

      5.2 ADJUSTMENTS TO TRANSFER PRICE. Except as otherwise noted, set forth on Exhibit C is a calculation by GENSIA of the Per Unit Materials Cost for each Product presentation based * * * together with the resulting Transfer Price for each Product presentation based on such Per Unit Materials Cost. The Per Unit Materials Costs portion of the Transfer Price of each Product presentation shall be adjusted at the beginning of each Annual Period during the term of this Agreement. GENSIA shall provide written notice of such adjustment thirty (30) days prior to the date of the adjustment. Such adjustment will be based on the then current actual invoice costs of Materials used to manufacture and package Products to be delivered to OHMEDA PPD during the applicable period.

      5.3 ROYALTY. In addition to the Transfer Price, for each Product presentation detailed in Section 5.1 hereof, other than Hetastarch, OHMEDA PPD will pay to GENSIA a royalty, "Royalty", * * * on Products delivered by GENSIA and sold by OHMEDA PPD in the Territory.

----------
*** Confidential material redacted and separately filed with the Commission

OHMEDA PPD will provide payment to GENSIA on a quarterly basis not more than sixty (60) days following the end of each of the first three (3) quarters of an Annual Period. Each payment shall be accompanied by a statement showing the Net Sales for the applicable quarter and the calculation of the royalty fee in accordance with this Section 5.3.

      5.4 ANNUAL RECONCILIATION AND ADJUSTMENT. Within sixty (60) days after the end of an Annual Period, OHMEDA PPD shall deliver to GENSIA a report setting forth a determination of the Royalty for the applicable Annual Period calculated in accordance with Section 5.3, using aggregate Net Sales and Transfer Prices for the applicable Annual Period, including any year-end reconciliations. Such Royalty for the Annual Period shall be reduced by the aggregate total of Royalty payments made by OHMEDA PPD for each of the previous three (3) quarters during the Annual Period. If the resulting amount is a positive number, then OHMEDA PPD shall owe GENSIA that amount. If the resulting number is a negative number, then GENSIA shall owe OHMEDA PPD that amount.

      5.5   HETASTARCH.

      (a) The purchase price payable to GENSIA for each unit of Hetastarch to be delivered during the term of this Agreement shall be based on unit sales by OHMEDA PPD during each Annual Period in accordance with the following schedule:

      * * *

For purposes of this Section 5.5, "Average Selling Price" shall mean Net Sales for the applicable period divided by the number of units sold, less returns, during the applicable period.

----------
*** Confidential material redacted and separately filed with the Commission

      (b) For invoicing purposes, the parties shall set an interim per unit price of Hetastarch to be paid by OHMEDA PPD. The terms of payment are net thirty (30) days from the date of invoice. The initial interim price per unit of Hetastarch is set forth in Exhibit C. Such interim price per unit shall be adjusted at the time of receipt of the next FDA ANDA deficiency letter related to Hetastarch and thereafter shall be adjusted quarterly on the basis of * * * The interim per unit price paid by OHMEDA PPD shall be subject to reconciliations with the actual per unit purchase price in accordance with
Section 5.5(c).

      (c) Within sixty (60) days after the end of each quarter during an Annual Period, OHMEDA PPD shall deliver to GENSIA a report setting forth a calculation of the amount of the purchase price payable to GENSIA for Hetastarch for the Annual Period through the end of the applicable quarter. * * * The amount of the purchase price for the Annual Period through the end of the applicable quarter as determined in this Section 5.5 shall be reduced by the interim purchase price paid by OHMEDA PPD for each unit sold during the Annual Period through the end of the applicable quarter on a FIFO basis, and then further appropriately reduced or increased as a result of any prior quarterly adjustments within the Annual Period. If the resulting number is positive, then such amount shall be payable to GENSIA. If the resulting number is negative, then such amount shall be payable to OHMEDA. Any monies due shall be payable within ten (10) days of the delivery of the report. An example of Hetastarch compensation payments for an Annual Period is set forth in Schedule 5.5.

      OHMEDA PPD may return damaged or shortdated units of Hetastarch for credit (determined as set forth below) provided that, in the case of shortdated units, OHMEDA has used commercially responsible efforts to sell such units. In the event that any units purchased by OHMEDA PPD ultimately cannot be sold by OHMEDA PPD, then the credit per unit to

----------
*** Confidential material redacted and separately filed with the Commission

OHMEDA shall be equal to the interim price per unit (as defined in Section 5.5
(b) above) reduced by the actual GENSIA cost to manufacture. For purposes of this Section 5.5, "shortdated" shall mean having less than six (6) months shelf life remaining.

      (d) In the event that the Average Selling Price for units of Hetastarch drops below * * * during any quarterly reporting period hereunder, then the parties shall renegotiate the purchase price payable to GENSIA for units of Hetastarch on a * * * consistent with the other Products set forth on Exhibit C.

      5.6 TAXES. All federal, state, district, local or other governmental authority income or similar tax measured by income that is imposed on either party as a result of income, shall be the responsibility of such party. Any federal, state, district, local or other governmental authority sales or use tax, excise or similar tax assessed on the sale of Products by OHMEDA PPD shall be paid by OHMEDA PPD.

      5.7 INSPECTION. During the term of this Agreement and for a period of one
(1) year thereafter, each party shall have the right, at its own expense, to have a public accounting firm to which the other party has no reasonable objection examine the relevant books and records of account of such party during business hours not more often than once each calendar year to determine whether appropriate accounting and payment have been made pursuant to this Section 5. Such inspection rights shall be limited to the records relating to the three most recently concluded Annual Periods at the time of each inspection provided that no such Annual Period shall be subject to inspection more than once. The accounting firm shall disclose to the requesting party only whether the records are correct or not and the specific details concerning any discrepancies. No other information shall be shared. Each party shall preserve all relevant

----------
*** Confidential material redacted and separately filed with the Commission records for a period of seven (7) years from the date of the applicable record. If a party proposes to destroy any relevant records that have been held for seven (7) years, then such party shall first advise the other party in writing, and if the other party objects to such destruction, it shall store for or deliver such relevant records to the other party, at the other party's expense.

      5.8 CUSTOMER PRICING. OHMEDA PPD shall have sole discretion in setting customer pricing for the Products in the Territory. Nevertheless, it is not the intention of OHMEDA PPD to offer to sell the Products as loss leaders in connection with the promotion of other OHMEDA PPD products.

      6.    TERM AND TERMINATION.

      6.1 TERM AND RENEWAL. The obligation of the parties hereunder shall effectively commence on January 1, 1996 and continue for five (5) Annual Periods provided the Agreement will automatically be extended for additional and successive terms of one (1) year each unless either party terminates this Agreement effective the end of the initial term or any renewal term upon two (2) years prior written notice.

      6.2 TERMINATION FOR BREACH. This Agreement may be terminated by either party if the other party fails to remedy and make good any material default in the performance of any condition or obligation under this Agreement within sixty
(60) days of the date a written notice of such default and intention to terminate is sent to the defaulting party.

      6.3 TERMINATION FOR BANKRUPTCY. This Agreement may be terminated by either party, forthwith, or at any time thereafter by notice to the other if the other files a petition of bankruptcy, is adjudged bankrupt, takes advantage of any insolvency act or executes a bill of sale, deed of trust or assignment for the benefit of creditors.

      6.4 TERMINATION FOR FORCE MAJEURE. This Agreement may be terminated by a party, upon thirty (30) days written prior notice in the event of the other party's inability to substantially perform its obligations hereunder for more than ninety (90) days due to an event of force majeure.

      6.5 NO WAIVER. The failure of either party to terminate this Agreement by reason of the breach of any of its provisions by the other party shall not be construed as a waiver of the rights or remedies available for any subsequent breach of the terms and provisions of this Agreement.

      6.6 ACCRUED LIABILITIES. Termination of this Agreement for any reason shall not discharge either party's liability for obligations incurred hereunder at the time of such termination and shall be without prejudice to the rights and remedies of either party with respect to any antecedent breach of any of the provisions of this Agreement. GENSIA shall deliver and OHMEDA PPD shall pay GENSIA for any finished Products that were ordered by OHMEDA PPD prior to termination. Upon termination of this Agreement, OHMEDA PPD shall have the right to sell any of its remaining inventory of Products in the Territory on the same terms as set forth in this Agreement.

      6.7 PROPERTY. In the event of termination of this Agreement for whatever cause, in addition to the other obligations of the parties hereunder, each party shall return to the other party or to the other party's designee no later than thirty (30) days after the effective date of termination all of such other party's property, including, but not limited to, all proprietary information, in its possession, except to the extent required to be retained by law or to comply with such party's continuing obligations hereunder.

      7.    INDEPENDENT CONTRACTORS.

      The parties acknowledge, agree and declare that the relationship hereby established between them is solely that of provider and recipient of manufacturing services and that each party hereto is an independent contractor with respect to the other.

      8.    INDEMNIFICATION.

      8.1 INDEMNIFICATION BY GENSIA. GENSIA agrees to indemnify, defend and hold harmless OHMEDA PPD, its affiliates and their respective employees against any and all third-party claims, losses, damages and liabilities, including reasonable attorney's fees, incurred by any of them arising out of any breach of any obligation by GENSIA hereunder, any misrepresentation by GENSIA hereunder, any negligent or intentionally wrongful act or omission by GENSIA in connection with the manufacture of Products hereunder, or any inadequacy or failure to warn in the prescribing information for the Products unless such prescribing information has been modified by the mutual consent of the parties after ANDA approval.

      8.2 INDEMNIFICATION BY OHMEDA PPD. OHMEDA PPD agrees to indemnify, defend and hold harmless GENSIA, its affiliates and their employees against any and all third-party claims, losses, damages and liabilities, including reasonable attorney's fees, incurred by any of them arising out of any breach of any obligation by OHMEDA PPD hereunder or any misrepresentation by OHMEDA PPD hereunder or any negligent or intentionally wrongful act or omission of OHMEDA PPD in connection with the distribution or sale of the Products in the Territory.

      8.3 PATENT INDEMNITY. GENSIA shall, at its expense, defend or settle any actions brought against OHMEDA PPD, its Affiliates, its employees, or any of their customers alleging that any of the Products, or the use of any of them in accordance with any approved indications, infringes one or more claims of a patent. GENSIA shall pay all damages and costs awarded by a court of competent jurisdiction, unappealed and unappealable.

      8.4 PROCEDURE. If OHMEDA PPD, its affiliates or their respective employees or customers, or GENSIA, its affiliates or their respective employees (in each case an "Indemnified Party") receive any written claim which such Indemnified Party believes is the subject of indemnity hereunder by GENSIA or OHMEDA PPD as the case may be (in each case an "Indemnifying Party"), the Indemnified Party shall, as soon as reasonably practicable after forming such belief, give notice thereof to the Indemnifying Party; provided, that the failure to give timely notice to the indemnifying Party as contemplated hereby shall not release the Indemnifying Party from any liability to the Indemnified Party unless the Indemnifying Party demonstrates that the defense of such claim is prejudiced by such failure. The Indemnifying Party shall have the right, by prompt notice to the Indemnified Party, to assume the defense of such claim, at its cost, with counsel reasonably satisfactory to the Indemnified Party. If the Indemnifying Party does not so assume the defense of such claim or, having done so, does not diligently pursue such defense, the Indemnified Party may assume such defense, with counsel of its choice, but at the cost of the Indemnifying Party. If the Indemnifying Party so assumes such defense, it shall have absolute control of the conduct of the litigation; the Indemnified Party may, nevertheless, participate therein through counsel of its choice and at its cost. The party not assuming the defense of any such claim shall render all reasonable assistance to the party assuming such defense, and all out-of-pocket costs of such assistance shall be for the account of the Indemnifying Party. No such claim shall be settled other than by the party defending the same, and then only with the consent of the other party, which shall not be unreasonably withheld; provided, that the Indemnified Party shall have no obligation to consent to any settlement of any such claim which imposes on the Indemnified Party any liability or obligation which cannot be assumed and performed in full by the Indemnifying Party.

      8.5 MODIFICATIONS TO PRESCRIBING INFORMATION. The parties shall be mutually responsible with respect to any modifications to prescribing information for a Product that are agreed to by the parties after ANDA approval of such Product. To the extent that a third party claim arises out of such modifications to prescribing information, then any resulting liabilities, losses, costs, damages, or expenses shall be equitably allocated between the parties.

      9.    INSURANCE.

      Each party shall carry comprehensive general liability insurance, including product liability insurance against claims for bodily injury or property damage in an amount of not less than $3,000,000 per occurrence and $8,000,000 in the aggregate. Such policy shall be endorsed to include the following: (a) the policies shall provide for thirty (30) days' notice to the other party of cancellation or material change in the coverage before such cancellation or change takes effect; and (b) contractual liability including this Agreement. Each party shall carry the insurance coverage set forth herein during the term of this Agreement and for five (5) years following termination of this Agreement. Such insurance shall be with insurance companies licensed to do business in California and the insurers shall have a Best's Insurance rating of A:X or better.

      10.   REMEDIES AID LIMITATION OF LIABILITY.

      10.1 REMEDIES. In the event that GENSIA fails to supply Products in accordance with the terms of this Agreement, then, unless an event of force majeure has occurred, GENSIA shall reimburse OHMEDA PPD any increased cost of obtaining Products from an alternative source, provided that OHMEDA PPD uses reasonable commercial efforts to obtain such Products from an alternative generic source. In addition, GENSIA agrees to reimburse OHMEDA PPD for any losses, liabilities, or expenses that are incurred as a result of the inability of OHMEDA PPD to comply with its supply obligations in customer agreements when such inability to supply by OHMEDA PPD arises as a result of GENSIA's failure to supply Products in accordance with the terms of this Agreement. A copy of an illustrative OHMEDA PPD supply guarantee clause with a customer is set forth in Exhibit F.

      10.2 LIMITATION. EXCEPT AS SET FORTH IN SECTION 10.1, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES UNDER ANY CIRCUMSTANCES OR UNDER ANY THEORY OF LAW.

      11.   FORCE MAJEURE AND EXCESSIVE DEMAND.

      11.1 FORCE MAJEURE. Neither party shall be liable to the other for default or delay in the performance of its obligations under this Agreement, if such default or delay shall be caused directly or indirectly by accident, fire, flood, riot, war, act of God, embargo, strike, failure or delay of normal source of supply of materials, or delay of carriers, or governmental orders or regulations, provided same are not due to the fault or neglect of such party and provided further that any such delay or failure shall be remedied by such party as soon as possible after the removal of the cause of such failure or delay.

      11.2 EXCESSIVE DEMAND. In the event of a shortage or anticipated shortage of the Products and/or delay in shipment or delivery occasioned by any of the force majeure events set forth in Section 11.1 herein, GENSIA will endeavor to allocate equitably the available product to OHMEDA PPD and to GENSIA's own use on the basis of historic useage over the previous twelve month period. If the demand by OHMEDA PPD during an Annual Period exceeds the amount forecasted in the initial Demand Schedule for such Annual Period provided by OHMEDA PPD, GENSIA will provide priority to OHMEDA PPD products up to 125% of the forecasted quantity set forth in such Demand Schedule. GENSIA will use commercially reasonable efforts to allocate equitably any demand by OHMEDA PPD in excess of 125% of such forecasted annual quantity.

      12.   CONFIDENTIALITY.

      Any information or data (including but not limited to, any technical information, experience or data) regarding either party's formulations, plans, programs, plants, processes, technical materials, products, production requirements, standard specifications, costs, equipment, operations, procedures, instructions or customers (all of which is herein referred to as "Confidential Information") is the sole property of the respective party. Each party shall treat the other party's confidential information in the same protective manner that it treats its own confidential information. Parties shall not use, except for the purpose of carrying out this

Agreement, or disclose to others or permit their employees or agents to use, except for the purpose of carrying out this Agreement, or disclose to others, during the term of this Agreement and for a period of five (5) years from the date of termination or expiration of this Agreement Confidential Information which has heretofore come or hereafter may come within the knowledge of, or which has been or may hereafter be acquired or developed by the respective party, its employees or agents, in the performance of any services hereunder. This paragraph shall not prevent either party from using or disclosing to others information:

            (i) which is known to the receiving party at the time it is disclosed by or obtained from the disclosing party, which knowledge can be established by competent evidence; or

            (ii) which is, or through no fault of the receiving party becomes, lawfully available to the public; or

            (iii) which lawfully becomes available to the receiving party from a source other than the disclosing party. Upon termination of this Agreement, if requested, the receiving party shall deliver to the disclosing party all notes, drawings, blueprints, manuals, letters, notebooks, reports of or pertaining to Confidential Information, including all copies thereof, and all other Confidential Information which is in the possession of or under the control of the receiving party.

      Parties shall restrict access to Confidential Information to as few as practicable of their employees, and in all cases shall restrict such knowledge to only those employees who are directly connected with the performance of the services hereunder.

      13.   COMPLIANCE WITH LAW.

      Each party shall comply with, and shall not be in violation of, any valid applicable national, state or local statutes, laws, ordinances, rules, regulations, or other governmental orders in the Territory.

      14.   ADDITIONAL PRODUCTS.

      During the twelve (12) month period after the execution of this Agreement, OHMEDA PPD shall have the option to add any of the products listed in Exhibit E to this Agreement by providing written notice to GENSIA. Immediately after receipt by GENSIA of such notice of the exercise of OHMEDA PPD's right to include an additional product pursuant to this Section 14, then such product shall be incorporated into the definition of "Products" hereunder and GENSIA shall use commercially reasonable efforts to obtain ANDA approval of such product in accordance with Section 4.1 and thereafter shall supply such product on commercial terms to be negotiated by both parties.

      15.   CAPITATION AGREEMENTS.

      To the extent that OHMEDA PPD offers capitation arrangements to customers that include the supply of Products and such capitation arrangements are not on a product basis, then the parties shall act in good faith to agree on a methodology to equitably calculate net sales of such Products covered by such capitation arrangements on a different basis than set forth in Section 1.8.

      16.   NOTICES.

      Any notice or request expressly provided for or permitted under this Agreement shall be in writing, delivered manually or by mail, telegram, telefax or cable and shall be deemed sufficiently given if and when received by the party to be notified at its address first set forth below, or if and when mailed by registered mail or certified mail, postage prepaid, addressed to such party at such address. Either party, by notice to the other, may change its address for receiving such notices.

To GENSIA :             GENSIA LABORATORIES, LTD.
                        19 Hughes
                        Irvine, California 92718-1902
                        Attention:  President and Chief Operating
                        Officer

with copy to:           GENSIA INC.
                        9360 Towne Centre Drive
                        San Diego, California 92121-3030
                        Attention:  General Counsel

TO OHMEDA PPD:          OHMEDA PPD
                        c/o Ohmeda Pharmaceutical Products Division Inc.
                        110 Allen Road
                        PO Box 804
                        Liberty Corner, New Jersey 07938
                        Attention:  President

with a copy to:         THE BOC GROUP, INC.
                        575 Mountain Avenue
                        Murray Hill, New Jersey 07974
                        Attention:  Law Department

      17.   GOVERNING LAW/DISPUTE RESOLUTION.

      (a) APPLICABLE LAW. The rights and obligations of the parties to this Agreement and this Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without regard to the provisions thereof concerning conflict of laws.

      (b) GOOD FAITH. Any controversy, claim or dispute arising out of or relating to this Agreement or the breach thereof shall be settled, if possible, through good faith negotiation between the parties. Such good faith negotiation shall commence promptly upon a party's receipt of notice of any claim or dispute from the other party and continue for a period of sixty (60) days.

      (c) ARBITRATION. If such efforts are not successful such controversy, claim or dispute shall be resolved by arbitration. Such arbitration shall take place in New York, New York and be conducted in the English language and it shall proceed in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") and in accordance with the laws of the State of New York without regard to the provisions thereof concerning conflict of laws. At the end of the sixty (60) day period of good faith negotiations between the parties, unless the parties mutually agree to extend this time period, OHMEDA PPD and GENSIA shall each select one arbitrator within thirty
(30) days. The third arbitrator shall be selected by the arbitrators chosen by OHMEDA PPD and GENSIA respectively. If the party selected arbitrators fail to agree upon selection of a third arbitrator within thirty (30) days, the AAA will make an administrative appointment. The arbitration award shall be final and binding regardless of whether one of the parties fails or refuses to participate in the arbitration and it shall be enforceable by any court of competent jurisdiction. Costs of arbitration are to be split by the parties in the following manner: OHMEDA PPD shall pay for the arbitrator it chooses, GENSIA shall pay for the arbitrator it chooses, and the cost of the third arbitrator shall be split equally. All other arbitration costs shall also be split equally. The parties agree that service of any notice in the course of the proceedings pursuant to this Section 17 made at the respective addresses as provided in
Section 16 shall be valid and sufficient.

      18.   COMPLETE CONTRACT.

      This document, together with the exhibits thereto constitutes the complete and exclusive statement of the terms of this Agreement between the parties hereto with reference to the subject matter hereof, and no statement or agreements, oral or written, made prior to or at the signing hereof shall vary or modify the written terms hereof, and neither party shall claim any modification or rescission from any provision hereof unless such modification or rescission is in writing, signed by the other party.

      19.   NONASSIGNABILITY.

      During the term of this Agreement the rights of either party under this agreement shall not be assigned, nor shall the performance of either party's duties be delegated without the other party's prior written consent provided that either party may assign this Agreement to an Affiliate or to a purchaser of all or of substantially all of the party's business.

      20.   WAIVER.

      The waiver by any party of any breach by another party of any term or condition of this Agreement shall not constitute a waiver of any subsequent breach or nullify the effectiveness of that term or condition.

      21.   SURVIVAL.

      The obligations of the parties contained in Sections 3.1, 3.2, 3.3, 3.9, 3.11, 3.14, 3.16, 3.17, 3.18, 3.19, 4.4, 4.5, 4.6, 4.7, 5.6, 5.7, 6.6, 6.7, 8,
10, 12, 13, 16, 17, 18, and 20 shall survive the termination of this Agreement.

      IN WITNESS WHEREOF, the parties have caused this agreement to be executed by their respective duly authorized representatives as of the day and year first above written.

                                    GENSIA LABORATORIES, LTD.


                                    By     /s/ Paul K. Laikind
                                        --------------------------------------
                                           Name:    Paul K. Laikind
                                                  ----------------------------
                                           Title:   Vice President, Corp. Dev.
                                                  ----------------------------


                                    OHMEDA PHARMACEUTICAL PRODUCTS DIVISION INC.


                                    By     /s/ Ronald F. Martin
                                        --------------------------------------
                                           Name:     Ronald F. Martin
                                                  ----------------------------
                                           Title:    Vice President, Finance
                                                  ----------------------------

                                  SCHEDULE 5.5

                                      * * *








----------
*** Confidential material redacted and separately filed with the Commission

                                    EXHIBIT A


=======================================================================
           PRODUCT            FILL/VIAL SIZE          CAT#

-----------------------------------------------------------------------
NEOSTIGMINE 1MG/ML            l0ML                    2704-03
-----------------------------------------------------------------------
NEOSTIGMINE 0.5MG/ML          1ML/2ML                 2711-03
-----------------------------------------------------------------------
NEOSTIGMINE 0.5MG/ML          10ML                    2714-03
-----------------------------------------------------------------------
PANCURONIUM 1MG/ML            l0ML                    2804-03
-----------------------------------------------------------------------
PANCURONIUM 2MG/ML            2ML                     2812-04
-----------------------------------------------------------------------
PANCURONIUM 2MG/ML            5ML                     2823-04
-----------------------------------------------------------------------
PHENYLEPHRINE                 2ML                     1631-04
=======================================================================

=======================================================================
THIOPENTAL 1 GM               KIT                     2530-01
-----------------------------------------------------------------------
THIOPENTAL 2.5GM              KIT                     2540-01
-----------------------------------------------------------------------
THIOPENTAL 5GM                KIT                     2550-01
-----------------------------------------------------------------------
THIOPENTAL 500MG              SYR KIT                 2580-01
-----------------------------------------------------------------------
BUMETANIDE .25MG/ML           2ML                     5062-03
-----------------------------------------------------------------------
BUMETANIDE .25MG/ML           4ML/5ML                 5063-03
-----------------------------------------------------------------------
BUMETANIDE .25MG/ML           10ML                    5064-03
=======================================================================

=======================================================================
METOCLOPRAMIDE                2ML                     4502-04
-----------------------------------------------------------------------
SOD CHLOR 23.4%               30ML                    5336-04
-----------------------------------------------------------------------
SOD CHLOR 23.4%               100ML                   5338-03
-----------------------------------------------------------------------
SODIUM NITROPRUSSIDE          2ML                     1802-01
-----------------------------------------------------------------------
ATROPINE 0.4MG/ML             1ML/2ML                 2501-04
-----------------------------------------------------------------------
ATROPINE l.0MG/ML             1ML/2ML                 2511-04
-----------------------------------------------------------------------
ATROPINE 0.4MG/ML             20ML                    2525-03
=======================================================================

=======================================================================
DOBUTAMINE                    20ML                    1815-03
=======================================================================

=======================================================================
HETASTARCH 6% in 0.9%         500ML, 12 pack          5079-0701
-----------------------------------------------------------------------
NaCl                          500ML, 4 pack           5079-0901
=======================================================================

                                    EXHIBIT B


                 FINISHED PRODUCT SPECIFICATIONS AND DATA SHEET
                                   (ATTACHED)

                                    EXHIBIT C

                                       ***





***Confidential material redacted and separately filed with the Commission.

                                    EXHIBIT D

               GENSIA APPROVED ANDA'S AND "GRANDFATHERED" PRODUCTS


==============================================================================
     AADA/ANDA   NUMBER      PRODUCT

------------------------------------------------------------------------------
       ----      GF          Atropine Sulfate Injection, USP
------------------------------------------------------------------------------
       ANDA      74-206      Dobutamine Hydrochloride Injection
------------------------------------------------------------------------------
       ANDA      73-135      Metoclopramide injection, USP
------------------------------------------------------------------------------
       ----      GF          Neostigmine Methylsulfate Injection, USP
------------------------------------------------------------------------------
       ANDA      72-759      Pancuronium Bromide Injection
------------------------------------------------------------------------------
       ANDA      72-760      Pancuronium Bromide Injection
------------------------------------------------------------------------------
       ----      GF          Phenylephrine Hydrochloride Injection, USP 1%
------------------------------------------------------------------------------
       ----      GF          Sodium Chloride Injection, USP 23.4%
------------------------------------------------------------------------------
       ANDA      73-465      Sodium Nitroprusside Injection
------------------------------------------------------------------------------
       ----      GF          Thiopental Sodium for Injection
==============================================================================

   GF = "Grandfathered"

                                    EXHIBIT E


              Vecuronium
              ----------
              10 mg vial
              10 mg vial w/diluent
              20 mg vial
              20 mg vial w/diluent


              Propofol
              --------
              10 mg/ml, 20 ml vial
              10 mg/m1, 50 ml vial
              10 mg/ml, 100 ml vial
              10 mg/ml pre-filled syringes

                                    EXHIBIT F

                         SAMPLE SUPPLY GUARANTEE CLAUSE

             "In the event of the failure of Vendor
             (OHMEDA-PPD) to perform in accordance
             with the terms of this Agreement,
             (Buying Group Member) may purchase the
             Products from other sources and the
             Vendor shall be liable and responsible
             to [Buying Group Member] for all
             reasonable costs in excess of the Award
             Price."

      The clause set forth above is illustrative of supply guarantee obligations of OHMEDA PPD in customer agreements. It is understood and agreed that incorporation of this clause as an example is not to be deemed definitive of such obligations and furthermore is not intended to foreclose such remedies as may be available to OHMEDA's customers under the applicable provisions of the Uniform Commercial Code in the event of a failure to supply.

                          ADDENDUM TO MANUFACTURING AND
                             DISTRIBUTION AGREEMENT

      Pursuant to Section 14 of the Manufacturing and Distribution Agreement dated as of February 27, 1996 (the "Agreement"), the parties hereto agree that propofol shall be added to the Agreement under the terms and conditions set forth in this addendum (the "Addendum"). Except as specifically set forth herein, or except to the extent they are inconsistent with the terms and conditions of this Addendum, the terms and conditions of the Agreement shall apply to the manufacture and distribution of propofol pursuant hereto. Except as otherwise set forth herein, capitalized terms shall have the meanings ascribed to them in the Agreement.

      1. PRODUCT. For purposes of this Addendum, the term "Product" shall mean the following products, manufactured and packaged by Gensia or its permitted contract manufacturer in finished format with the OHMEDA PPD label:

      (a)   Propofol filled in 20mL, 50mL and 100mL vials (10mg/mL)

      (b)   Propofol filled in 20mL syringes (10mg/mL)

      2. TERM. This Addendum shall become effective on the date set forth below, and shall remain in effect for a period of two (2) years from the date of approval of GENSIA's ANDA for the Product described in Section 1(a), above ("Vial Product").

      3. LABELING. The Product shall be finished in OHMEDA PPD trade dress provided by OHMEDA PPD, in accordance with the provisions of Section 3.7 of the Agreement.

      4.    FEE. OHMEDA PPD shall pay GENSIA the sum of *** on October 1, 1996.

      5. PRICE. The price for each presentation of the Product is set forth in Schedule A attached hereto. In the event both Abbott Laboratories and OHMEDA PPD are actively selling propofol (other than GENSIA manufactured propofol) in the Territory on the first anniversary date of the approval of GENSIA's ANDA for the Product, ***. GENSIA and OHMEDA PPD will cooperate in identifying methods to reduce the cost of Product described in Section 1(b), above ("Syringe Product"), ***. GENSIA and OHMEDA PPD will also work to reduce the cost of Vial Product, and cost savings that relate directly to such cost reduction efforts will be passed on to OHMEDA PPD in the form of unit price reductions on future units purchased as such savings are realized. GENSIA shall not be paid any royalty pursuant to Section 5.3 of the Agreement with respect to the Product presentations purchased by OHMEDA PPD pursuant to this Addendum.

      6. REQUIRED PURCHASES. OHMEDA PPD shall *** of Product from GENSIA in the first twelve (12) month period commencing on the approval of GENSIA's ANDA for the Product and (ii) *** units of Product from GENSIA in the next twelve
(12) month period during

--------
*** Confidential material redacted and separately filed with the Commission.

the term of this Addendum. Such minimum unit purchase obligation may be fulfilled by the purchase of any mix of available presentations of the Product. In the event OHMEDA PPD fails to purchase such minimum quantity of units during either of the foregoing twelve (12) month periods, OHMEDA PPD shall pay to GEENSIA, within thirty (30) days after the close of such twelve (12) month period, a cash payment equal to the difference between (a) the amounts which would have been due GENSIA from OHMEDA PPD pursuant hereto had OHMEDA PPD purchased such minimum quantity of Product from GENSIA and (b) the actual billings to OHMEDA PPD by GENSIA for such twelve (12) month period for Product. For purposes of this Section 6, the payments referred to in clause (a) above shall be calculated by assuming that OHMEDA PPD would have purchased the same mix of presentations of the Product as the then current IMS mix of propofol dosing sizes as reported for the twelve (12) months ending at the end of the quarter preceding the close of the contract year in question. OHMEDA PPD may purchase a *** of Product from GENSIA in each twelve (12) month period during the term of this Addendum. GENSIA's obligation under Section 11.2 of the Agreement to provide priority to OHMEDA PPD products shall apply to only 100% of the forecasted quantity of Product. Notwithstanding anything in the foregoing to the contrary, purchases by OHMEDA PPD of units of *** of the total units of Product purchased hereunder.

      7. PAYMENT TERMS. Payment terms for Product purchased hereunder shall be net thirty (30) days from the date of shipment.

      8. FORECASTS AND ORDERS. GENSIA shall keep OHMEDA PPD apprised of the status of OHMEDA PPD's ANDA filing with respect to the Product and shall immediately notify OHMEDA PPD in writing of approval by the FDA. OHMEDA PPD will provide GENSIA with an initial forecast for the Product in writing upon receipt from GENSIA of a copy of the conclusory paragraph of the ANDA deficiency letter (or such other paragraph or portions of such paragraph as characterizes the deficiency as major or minor) from FDA with respect to the Products. In the event of a minor deficiency, such initial forecast shall be provided within five
(5) business days of OHMEDA PPD's receipt of such portions of the deficiency letter; in the event of a major deficiency, such initial forecast shall be provided within ninety (90) days of OHMEDA PPD's receipt of such portions of the deficiency letter. GENSIA shall use its best efforts to deliver Product ordered for the first two (2) months following FDA approval of the Product on the delivery date required by OHMEDA PPD, and shall thereafter deliver products within sixty (60) days from orders submitted in accordance with the procedures set forth in Section 2.4 of the Agreement.

--------
*** Confidential material redacted and separately filed with the Commission.

      IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the 18th day of September, 1996.

                                    GENSIA LABORATORIES, LTD.



                                    By:         /s/ Patrick D. Walsh
                                        -------------------------------
                                        Name:  Patrick D. Walsh
                                        Title: President and Chief
                                               Operating Officer


                                    OHMEDA PHARMACEUTICAL PRODUCTS DIVISION INC.



                                    By:         /s/ P. Thomas
                                        -------------------------------
                                        Name:  P. Thomas
                                        Title:

                       OHMEDA AND GENSIA PRICING SCHEDULE


***







----------
*** Confidential material redacted and separately filed with the Commission.

                                  CONFIDENTIAL

               AMENDMENT TO MANUFACTURING & DISTRIBUTION AGREEMENT

      THIS SECOND AMENDMENT (the "Amendment), dated as of October 7, 1998, amends that certain Manufacturing & Distribution Agreement by and between GENSIA SICOR PHARMACEUTICALS, INC., a Delaware Corporation ("Gensia Sicor") (formerly Gensia Laboratories, Ltd.) and BAXTER PHARMACEUTICAL PRODUCTS INC., a Delaware Corporation ("Baxter PPI") (formerly Ohmeda Pharmaceutical Products Division
Inc) dated as of February 27, 1996, as amended (the "Agreement").

1. Section 1.0 of the Agreement shall be amended to add the following definitions:

      1.13 "Contracted Customer" shall mean persons with respect to which Gensia Sicor has a direct customer contract for the Products in force for an existing term as of the date of this Amendment, or a bid outstanding for the Products for an existing term as of the date of this Amendment; provided such contracts may not be materially amended and such contracts may not be extended by Gensia Sicor and customers shall not be considered Contracted Customers after expiration of said Gensia Sicor contracts, or during the term of any period of contract extension by Baxter PPI, or during the term of any new contract by Baxter PPI; and provided further that by definition, without limiting the generality of the foregoing, Contracted Customers shall include hospitals, alternate care sites, wholesalers/distributors, and group purchasing organizations and shall specifically exclude persons for whom Gensia Sicor contract manufactures the Products and any other persons who contract or market Products manufactured by Gensia Sicor on Gensia Sicor's behalf.

      1.14 "Transition Period" shall mean the time period between the date of this Amendment and December 31, 1999.

      1.15 "Variable Standard Costs" shall mean, for the purposes of this Agreement, Gensia Sicor's actual variable standard costs for each Product presentation determined in accordance with generally accepted accounting principles and shall be calculated consistently with variable cost methodology as used for financial accounting purposes throughout the Gensia Sicor organization for its own products.

      1.16 "Full Standard Costs" shall mean, for the purposes of this Agreement, Gensia Sicor's actual full standard costs for each Product presentation determined in accordance with generally accepted accounting principles and shall be calculated consistently with full standard cost methodology as used for financial accounting purposes throughout the Gensia Sicor organization for its own products.

2.    The Agreement shall be amended to add the following provisions after
Section 2.6 hereof:

      2.7 EXCLUSIVITY. Subject to Section 2.8 hereof, during the term of this Agreement and as of the date of this Amendment, Gensia Sicor grants to Baxter PPI the exclusive right (exclusive even as to Gensia Sicor) to market and sell the Products in the Territory. After the Transition Period set forth in Section
2.8 hereof, the Products shall be marketed and sold solely in Baxter trade dress or in other such trade dress as approved by Baxter PPI. Notwithstanding the foregoing nothing herein shall require Gensia Sicor to breach its existing agreement with American Pharmaceutical Partners ("APP").

      2.8 TRANSITION PERIOD. Except as set forth below, the Products may be marketed and sold in Gensia Sicor trade dress only to Contracted Customers until the earlier of the expiration of such contracts or December 31, 1999. As of the date of this Amendment, Gensia Sicor shall assign its contracts with Contracted Customers to Baxter PPI and, subject to the terms set forth therein, Baxter PPI shall supply such Contracted Customers with Product in Baxter PPI trade dress after Product containing Gensia Sicor trade dress is exhausted. As soon as reasonably practical Gensia Sicor shall take all commercially reasonable steps to obtain consents to assign such contracts where consent is required. Following the date of this Amendment and having successfully obtained consents to assignment of Gensia Sicor contracts, Gensia Sicor shall not produce any additional Product, except for atracurium, in Gensia Sicor trade dress. Atracurium may be produced in Gensia Sicor trade dress until Baxter PPI takes its first delivery of bulk atracurium besylate from Gensia Sicor. Notwithstanding the foregoing, Products shall continue to be sold to Contracted Customers in Gensia Sicor trade dress after the Transition Period, and Gensia Sicor may continue to manufacture such Products in Gensia Sicor trade dress after the Transition Period, if and only to the extent failure to do so would cause Gensia Sicor to be in breach of any agreement with a Contracted Customer or give Gensia Sicor reasonable grounds to believe that such Contracted Customer would terminate such agreement, and provided that Gensia Sicor has used reasonable commercial efforts to cause such Contracted Customer to consent to substitution of Baxter PPI-labeled Product for Gensia Sicor-labeled Product. Gensia Sicor shall attach to this Amendment a list of Contracted Customers, Products covered and contract term. Royalty payments for Transition Period sales shall be described in Section 5.3.

      2.9 LICENSE. Subject to the provisions of this Section 2.9, Gensia Sicor grants to Baxter PPI an exclusive license for the term of this Agreement to make, have made, use and sell the Products (including the technology described in Gensia Sicor's Product ANDAs and grandfathered Products documentation or any changes or supplements thereto in the Territory); provided that Baxter PPI shall not be permitted to sublicense such right other than to its Affiliates. In consideration of the grant of such license, Baxter PPI agrees to (a) pay a Royalty described in Section 5.3 hereof, and (b) purchase *** of both Baxter PPI and Gensia Sicor combined (current) generic Product requirements for bulk atracurium besylate from Gensia Sicor or its Affiliates at a price of *** upon approval of a Baxter PPI ANDA supplement for the Gensia Sicor bulk drug substance. Baxter PPI agrees to make commercially reasonable efforts to file its supplemental ANDA for Gensia Sicor bulk atracurium besylate by October 31, 1998 and further to use commercially reasonable efforts to pursue the ANDA supplement through to approval.

      2.10 DILTIAZEM SUPPLY. Baxter PPI agrees to purchase Gensia Sicor's finished dosage diltiazem sufficient to meet *** of Baxter PPI's *** for such product after Baxter PPI has fulfilled its minimum purchase obligations under its contracts with other suppliers for such product existing as of the date of this Amendment.

      2.11 VECURONIUM SUPPLY. Baxter PPI agrees to purchase Gensia Sicor's finished dosage vecuronium sufficient to meet *** of Baxter PPI's *** for such product after Baxter PPI has fulfilled its minimum purchase obligations under its contracts with other suppliers for such product existing as of the date of this Amendment.

--------
*** Confidential material redacted and separately filed with the Commission.

      2.12 CO-PROMOTION. Gensia Sicor shall have the right, but not the obligation, to co-promote, at its sole cost and expense, any Products in the Territory during the term of the Agreement. All pricing shall be determined by Baxter PPI. Any co-marketing efforts to create a private label with wholesalers will be a collaborative effort with Baxter PPI.

      2.13 OPTION TO DISCONTINUE PRODUCT. In the event that the sum of the Per Unit Material Cost and applicable Variable Standard Costs for Products *** of the *** due to future reductions in contract pricing after the date of this Amendment, then Gensia Sicor may elect to discontinue manufacturing said Product upon ninety days (90) written notice; provided, however, Baxter PPI may continue to purchase said Products and Gensia Sicor shall manufacture them at Baxter PPI's option for up to a two year period at the previous period Transfer Price or until Baxter PPI locates another source for said Products.

3. Sections 5.1, 5.2 and 5.3 of the Agreement shall be deleted and replaced in their entirety with the following:

      5.1 TRANSFER PRICE. The price for each Product presentation ("Transfer Price"), other than Vecuronium, Hetastarch and Propofol, to be delivered to Baxter PPI by Gensia Sicor during the term of this Agreement shall be the sum of the applicable *** for each Product presentation and the applicable Variable Standard Cost; provided such sum does *** on the Premier Purchasing Partners Contract as set forth in Exhibit C hereto; provided the transfer price for Diltiazem 5ml and 10ml shall *** respectively except as set forth in Section
5.2. For Vecuronium the Transfer Price shall be the *** for each presentation; provided such sum does *** on the Premier Purchasing Partners Contract as set forth in Exhibit C hereto. Baxter PPI shall pay to Gensia Sicor an amount equal to the quantities of each Product presentation delivered to Baxter PPI multiplied by the applicable Transfer Price for such Product presentation. The terms of payment are net thirty (30) days from date of invoice which invoice shall not predate the shipment of Products.

      5.2 ADJUSTMENTS TO TRANSFER PRICE. Except as otherwise noted, set forth on Exhibit C is a calculation by Gensia Sicor of the Per Unit Materials Cost for each Product presentation *** Variable Standard Costs and the Full Standard Costs (for Vecuronium), together with the resulting Transfer Price based on the calculation in Section 5.1 hereof. The Per Unit Materials Cost, the Variable Standard Costs, and the Full Standard Costs shall be adjusted at the beginning of each Annual Period during the term of this Agreement. A Per Unit Materials Cost reduction in the Diltiazem 5ml and 10ml product shall be reflected as a reduction in the Transfer Price set forth in Section 5.1. Gensia Sicor shall provide written notice of such adjustment thirty (30) days prior to the date of the adjustment. Such adjustment will be based on the then current actual invoice costs of Materials used to manufacture and package products to be delivered to Baxter PPI, the actual Variable Standard Costs and the actual Full Standard Costs during the applicable period.

      5.3 ROYALTY. In addition to the Transfer Price, for each Product presentation detailed in Section 5.1 hereof other than Hetastarch, Propofol and Transition Period Product sales to Contracted Customers, Baxter PPI will pay to Gensia Sicor a Royalty ("Royalty") *** of the *** on Products delivered by Gensia Sicor and sold by Baxter PPI in the Territory. With respect to

--------
*** Confidential material redacted and separately filed with the Commission.

contracts with Contracted Customers which are assigned to Baxter PPI pursuant to
Section 2.8 hereof, Baxter PPI will pay a Royalty *** of the *** on Products delivered by Gensia Sicor and sold by Baxter PPI to Contracted Customers through December 31, 1999, after which the Royalty will be *** for calendar year 2000 and *** for each year thereafter. In the event Gensia Sicor's co-marketing efforts produces a private label agreement with a drug wholesaler, then Baxter PPI will pay to Gensia Sicor a Royalty *** of the *** on private labeled Products delivered by Gensia Sicor and sold by Baxter PPI to such drug wholesaler. Baxter PPI will provide payment to Gensia Sicor on a quarterly basis not more than sixty (60) days following the end of each of the first three (3) quarters of an Annual Period. Each payment shall be accompanied by a statement showing the Net Sales for the applicable quarter and the calculation of the Royalty set forth herein.

4. Exhibits A and C to the Agreement shall be deleted and replaced in their entirety with the Exhibits A and C attached to this Amendment.

5. 6.1 Term and Renewal. Section 6.1 shall be amended to extend the initial term to December 31, 2004.

6. Except as specifically set forth above, the Amendment to the Agreement contained herein shall be effective as of the date hereof and all other terms and conditions set forth in the Agreement shall remain unchanged.

7. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them by the Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the date first above written.

GENSIA SICOR PHARMACEUTICALS, INC.       BAXTER PHARMACEUTICAL PRODUCTS INC.


By:   /S/ MICHAEL D. CANNON              By:   /S/ RONALD F. QUADREL
    --------------------------------         -----------------------------------

Name:  Michael D. Cannon                 Name:  Ronald F. Quadrel

Title:  President                        Title:  Vice President & General
                                                 Manager


----------
*** Confidential material redacted and separately filed with the Commission.

                                    EXHIBIT A


--------------------------------------------------------------------------------
PRODUCT                           FILL/VIAL SIZE           CATALOGUE #
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
atropine 0.4mg/ml                 1 ml/2 ml                2501-0401
--------------------------------------------------------------------------------
atropine 0.4mg/ml                 20 ml                    2525-0301
--------------------------------------------------------------------------------
atropine 1.0 mg/ml                1 ml/2 ml                2511-0401
--------------------------------------------------------------------------------
atracurium besylate inj. 10 mg/ml 5 ml                     2643-03
--------------------------------------------------------------------------------
atracurium besylate inj. 10 mg/ml 10 ml                    2644-03
--------------------------------------------------------------------------------
bumetanide 0.25 mg/ml             2 ml                     5062-0301
--------------------------------------------------------------------------------
bumetanide 0.25 mg/ml             4 ml/5 ml                5063-0301
--------------------------------------------------------------------------------
bumetanide 0.25 mg/ml             10 ml                    6064-0301
--------------------------------------------------------------------------------
diltiazem 5 mg/ml                 5 ml                     1553-03
--------------------------------------------------------------------------------
diltiazem 5 mg/ml                 10 ml                    1554-03
--------------------------------------------------------------------------------
hetastarch 6% in 0.9% NaCl        500 ml 12 pack           5079-07
--------------------------------------------------------------------------------
metoclopramide                    2 ml                     4502-0401
--------------------------------------------------------------------------------
neostigmine 1 mg/ml               10 ml                    2704-0302
--------------------------------------------------------------------------------
neostigmine 0.5 mg/ml             1 ml/2 ml                2711-0302
--------------------------------------------------------------------------------
neostigmine 0.5 mg/ml             10 ml                    2714-0302
--------------------------------------------------------------------------------
pancuronium 1 mg/ml               10 ml                    2804-0301
--------------------------------------------------------------------------------
pancuronium 2 mg/ml               2 ml                     2812-0401
--------------------------------------------------------------------------------
pancuronium 2 mg/ml               5 ml                     2823-0401
--------------------------------------------------------------------------------
phenylepherine                    2 ml                     1631-0401
--------------------------------------------------------------------------------
sodium nitroprusside              2 ml                     1802-0101
--------------------------------------------------------------------------------
thiopental 1 gm                   kit                      2530-0101
--------------------------------------------------------------------------------
thiopental 2.5 gm                 kit                      2540-0101
--------------------------------------------------------------------------------
thiopental 5.0 gm                 kit                      2550-0101
--------------------------------------------------------------------------------
thiopental 500 mg                 syringe kit              2580-0101
--------------------------------------------------------------------------------
vecuronium 10 mg                  10 ml                    2914-0301
--------------------------------------------------------------------------------
vecuronium 20 mg                  20 ml                    2925-0301
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT B


                 FINISHED PRODUCT SPECIFICATIONS AND DATA SHEET
                                   (ATTACHED)

                                    EXHIBIT C


***








----------
***Two pages of confidential material redacted and separately filed with the Commission.

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"),dated as of October 7, 1998, is by and between GENSIA SICOR PHARMACEUTICALS, INC., a Delaware corporation ("GENSIA SICOR") and BAXTER PHARMACEUTICAL PRODUCTS INC., a Delaware corporation ("BAXTER PPI"). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Amendment (as hereinafter defined).

      WHEREAS, Gensia Sicor and Baxter PPI have entered into an Amendment to Manufacturing & Distribution Agreement dated as of September __, 1998 (the "AMENDMENT") pursuant to which, among other things, Gensia Sicor has agreed to assign to Baxter PPI and Baxter PPI has agreed to assume, certain contracts between Gensia Sicor and its Contracted Customers in effect as of the date thereof.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and pursuant to the Amendment, the parties hereto agree as follows:

      1. SALE AND ASSIGNMENT OF ASSETS. Gensia Sicor does hereby sell, assign, transfer, convey and deliver to Baxter PPI, and Baxter PPI does hereby purchase and acquire from Gensia Sicor, all of Gensia Sicor's right, title and interest in and to the contracts or those provisions of such contracts listed on EXHIBIT A hereto, including all of the properties, rights and claims relating thereto; PROVIDED, HOWEVER, as to any such contract which cannot be sold, assigned, transferred, conveyed or delivered effectively without the consent of a third party, which consent has not been obtained, this Agreement shall be of no force or effect until such requisite consent is obtained, whereupon this Agreement shall become of full force and effect with respect thereto.

      2. ASSUMED LIABILITIES. Baxter PPI hereby assumes and agrees to pay, perform and discharge when due, any and all debts, liabilities and obligations with respect to the contracts listed on EXHIBIT A hereto which are to be paid or performed after the later of the date hereof and the effective assignment of any such contract (the later of such dates being referred to herein as the "EFFECTIVE DATE"), except to the extent that any such debts, liabilities and obligations relate to periods prior to the Effective Date or result from the negligent act or omission of Gensia Sicor or a breach by Gensia Sicor of any of the terms and conditions of the contracts listed on Exhibit A hereto.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                         GENSIA SICOR PHARMACEUTICALS, INC.


                                         By:   /s/ Michael D. Cannon
                                               ---------------------------------
                                               Name: Michael D. Cannon
                                               Title: President

                                         BAXTER PHARMACEUTICAL PRODUCTS INC.


                                         By:   /S/ RONALD F. QUADREL
                                               ---------------------------------
                                               Name:  Ronald F. Quadrel
                                               Title:  Vice President & Gen.
                                                       Manager

                                  CONFIDENTIAL


                            Exhibit A (Partial List)



COMPANY            CONTRACT#     Contract Exp. NDC#     Description

***




----------
*** Five pages of confidential material redacted and separately filed with the Commission.

               AMENDMENT TO MANUFACTURING & DISTRIBUTION AGREEMENT

      THIS THIRD AMENDMENT (the "Amendment"), dated as of December 23, 1998, amends that certain Manufacturing & Distribution Agreement by and between GENSIA SICOR PHARMACEUTICALS, INC. ("Gensia Sicor") (formerly Gensia Laboratories, Ltd.), a Delaware Corporation, and BAXTER PHARMACEUTICAL PRODUCTS INC. ("Baxter PPI") (formerly Ohmeda Pharmaceutical Products Division Inc.), a Delaware Corporation, dated February 27, 1996, as amended (the "Agreement").

1. Sections 2.6 and 2.12 of the Agreement shall be deleted and replaced in their entirety with the following:

      2.6 DELIVERY TERMS. Gensia Sicor agrees to deliver Product(s) manufactured in California to Baxter PPI - F.O.B. Gensia Sicor's plant in Irvine, California or other U.S. Gensia Sicor designated location. For Hetastarch, Gensia Sicor agrees to deliver Product(s) to Baxter PPI, in Memphis, Tennessee - CIP. Incoterms 1990 shall apply. Product(s) shall be shipped by Gensia Sicor according to Baxter PPI's instructions and in conformance with all requirements set forth in the Product labeling.

      2.12 GO-PROMOTION. Gensia Sicor shall have the right, but not the obligation, to co-promote, at its sole cost and expense, any Product(s) in the Territory during the term of the Agreement. All pricing shall be determined by Baxter PPI. Except for Propofol and Hetastarch, any co-promotion efforts to create a private label with wholesalers will be a collaborative effort with Baxter PPI.

2. Sections 5.3 and 5.5 of the Agreement shall be deleted and replaced in their entirety with the following:

      5.3 ROYALTY. In addition to the Transfer Price, (i) for each Product presentation detailed in Section 5.1 hereof other than Hetastarch, Propofol and Transition Period Product sales to Contracted Customers, Baxter PPI will pay to Gensia Sicor a Royalty ("Royalty") *** of the *** on Products delivered by Gensia Sicor and sold by Baxter PPI in the Territory; (ii) for Transition Period sales to Contracted Customers which are assigned to Baxter PPI pursuant to
Section 2.8 hereof, Baxter PPI will pay a Royalty *** of the *** on Products delivered by Gensia Sicor and sold by Baxter PPI to Contracted Customers through December 31, 1999, after which the Royalty will be *** for calendar year 2000 and *** for each year thereafter; (iii) for Hetastarch Baxter PPI shall pay a Royalty *** of the *** on Hetastarch delivered by Gensia Sicor and sold by Baxter PPI in the territory; and (iv) in the event Gensia Sicor's co-promotion efforts pursuant to Section 2.12 hereof result in a private label agreement, excluding Hetastarch and Propofol, with a drug wholesaler, then Baxter PPI will pay to Gensia Sicor a Royalty equal to sixty percent (60%) of the Gross Margin on private label Products delivered by Gensia Sicor and sold by Baxter PPI to such drug wholesaler. Baxter PPI will provide payment to Gensia Sicor on a quarterly basis not more than sixty (60) days following the


----------
*** Confidential material redacted and separately filed with the Commission.

end of each of the first three (3) quarters of an Annual Period. Each payment shall be accompanied by a statement showing the Net Sales for the applicable quarter and the calculation of the Royalty set forth herein.

      5.5   HETASTARCH.

            (a) The initial Hetastarch purchase price ("Initial Hetastarch Purchase Price"), shown in the Transfer Price column of Exhibit C, payable by Baxter PPI to Gensia Sicor for each unit of Hetastarch to be delivered during the fourth quarter of 1998 and the first quarter of 1999 shall be ***. For the balance of the Term of this Agreement the purchase price is set forth in Section 5.5 (b) below.

            (b) For invoicing purposes, after the expiration of the Initial Hetastarch Purchase Price set forth in 5.5(a) above, the parties shall set a new per unit Hetastarch Purchase Price at the beginning of each quarter as set forth below. The Hetastarch Purchase Price ("Hetastarch Purchase Price") payable by Baxter PPI to Gensia Sicor for each unit of Hetastarch to be delivered during the Term following the expiration of the Initial Hetastarch Purchase Price set forth in Section 5.5(a) above shall be the ***, as determined quarterly. Gensia Sicor's Landed Cost as set forth in the Sum of Material Costs and Variable Standard Costs per unit column in Exhibit C shall be defined as the *** for Hetastarch for the purposes of Royalty calculation for Hetastarch. The most recently available *** and the *** as defined in this Section shall be used to estimate the Royalty payable. The terms of payment are net thirty (30) days from the date of the invoice.

            (c) The total price payable to Gensia Sicor shall be the Transfer Price for Hetastarch as set forth in Section 5.5 (b) and a Royalty *** of the *** on Hetastarch delivered by Gensia Sicor and sold by Baxter PPI in the territory. Baxter PPI will provide payment to Gensia Sicor on a quarterly basis not more than sixty (60) days following the end of each of the first three (3) quarters of an Annual Period. Each payment shall be accompanied by a statement showing the Net Sales for the applicable quarter and the calculation of the Royalty set forth herein. Baxter PPI shall provide an Annual Reconciliation and Adjustment under the terms of
      Section 5.4 adjusted for the Hetastarch Purchase Price paid in calculating the final total payment of Royalty due Gensia Sicor.

            (d) Baxter PPI may return Hetastarch units damaged for credit (determined as set forth below). Baxter PPI may return short dated Hetastarch with a Gensia Sicor label to Gensia Sicor for credit only if Baxter PPI has used commercially reasonable efforts to sell such units. The credit per unit to Baxter PPl shall be equal to the Hetastarch Purchase Price per unit (as defined in Section 5.5 (a) & (b) above). For the purposes of this Section 5.5, "shortdated" shall mean having less than six (6) months shelf life remaining. Short dated or expired Hetastarch in a Baxter label is not returnable to Gensia Sicor for credit.


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                                     Page 2

            (e) Baxter PPI agrees to purchase and handle the total distribution and selling of Hetastarch that has been manufactured and labelled with a Gensia Sicor label as of the date of this Amendment as if it were Baxter labelled product All future Hetastarch production will be in a Baxter label. Gensia Sicor agrees to provide all licenses and approvals required to distribute Hetastarch in Gensia Sicor's label.

            (f) In the event that the "Average Selling Price" (defined as Net Sales divided by the number of units sold in the period) for units of Hetastarch drops below $*** during any quarterly reporting period hereunder, then the parties shall renegotiate the purchase price payable to Gensia Sicor for units of Hetastarch on a basis satisfactory to both parties.

3. Exhibit C to the Agreement shall be deleted and replaced in their entirety with the Exhibit C attached to this Amendment.

4. Section Sixteen of the Agreement shall be deleted and replaced in its entirety with the following:

      16. NOTICES. Any notice or request expressly provided for or permitted under this Agreement shall be in writing, delivered manually or by mail, telegram, telefax or cable and shall be deemed sufficiently given if and when received by the party to be notified at its address first set forth below, or if and when mailed by registered mail or certified mail, postage prepaid, addressed to such party at such address. Either party, by notice to the other, may change its address for receiving such notices.

            To Gensia Sicor:  Gensia Sicor, Inc.
                              19 Hughes
                              Irvine, CA 92718-1902
                              Attention:  President and Chief Operating Officer

            with copy to:     Gensia Sicor, Inc.
                              19 Hughes
                              Irvine, CA 92718-1902
                              Attention:  General Counsel

            To Baxter PPI:    Baxter Pharmaceutical Products Inc.
                              110 Allen Road, PO Box 804
                              Liberty Corner, NJ 07938
                              Attention:  Vice President and General Manager


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                                     Page 3
            with copy to:     Baxter Healthcare Corp.
                              One Deerfield Parkway (DF 3-2E)
                              Deerfield, IL 60015
                              Attention: Senior Counsel/Baxter PPI

5.    Schedule 5.5 of the Agreement is hereby deleted.

6. Except as specifically set forth above, this Amendment shall be effective as of the date hereof and all other terms and conditions set forth in the Agreement shall remain unchanged.

7. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them by the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

GENSIA SICOR                             BAXTER PHARMACEUTICAL
PHARMACEUTICALS, INC.                    PRODUCTS INC.



By    /s/ Michael Cannon                 By    /s/ Ronald F. Quadrel
      ------------------------                 ---------------------------------

Name: Michael Cannon                     Name: Ronald F. Quadrel
      ------------------------                 ---------------------------------

Title:     President                     Title: Vice President & Gen. Manager
      ------------------------                  --------------------------------

                                    EXHIBIT C


      ***



----------

*** Two pages of confidential material redacted and separately filed with the Commission.

               AMENDMENT TO MANUFACTURING & DISTRIBUTION AGREEMENT

      THIS FOURTH AMENDMENT (the "Amendment"), dated as of March 22, 1999, amends that certain Manufacturing & Distribution Agreement by and between GENSIA SICOR PHARMACEUTICALS, INC. ("Gensia Sicor") (formerly Gensia Laboratories, Ltd.) and BAXTER PHARMACEUTICAL PRODUCTS INC. ("Baxter PPI") (formerly Ohmeda Pharmaceutical Products Division Inc.) dated as of February 27, 1996, as amended (the "Agreement").

1. The recitals of the Agreement shall be deleted and replaced in their entirety with the following:

      WHEREAS, Gensia Sicor manufactures, packages, sells, markets and distributes certain anesthesia related pharmaceutical products;

      WHEREAS, Baxter PPI manufactures, packages, sells, markets and distributes a range of anesthesia-related intravenous and inhalation products and devices;

      WHEREAS, both Gensia Sicor and Baxter PPI believe that each of them and their respective customers would benefit by formation of a collaborative manufacturing, sales, marketing and distribution effort;

      WHEREAS, Baxter PPI desires to distribute Gensia Sicor manufactured products under a Baxter label and include such products in Baxter PPI "risk sharing" programs;

      WHEREAS, Gensia Sicor is willing to manufacture and supply such products for Baxter PPI pursuant to the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, and for other good and valuable consideration the parties hereto agree as follows:

2. Section 1.2 of the Agreement shall be deleted and replaced in its entirety with the following:

      1.2 "ANDA" shall mean (a) the Abbreviated New Drug Application for any of the Products which has been submitted to the FDA, including any amendments or supplements thereto; and (b) any Abbreviated New Drug Application for propofol which has been submitted to the FDA, including any amendments or supplements thereto.

            1.2.1 "NDA" shall mean any New Drug Application for any propofol emulsion in the same or similar presentations and formulations described in Exhibit C attached hereto submitted to the FDA, by Baxter PPI or its Affiliates, including any amendments or supplements thereto (provided that Gensia Sicor shall agree to reimburse Baxter PPI for *** of the out-of-pocket costs incurred by Baxter PPI in the submission of such New Drug Application in excess of those out-of-pocket costs customarily incurred in the submission of an Abbreviated New Drug Application).

3.    Section 1.6 of the Agreement shall be amended to add the following new
Section 1.6.1 immediately following the end thereof:

            1.6.1 ***

4. Sections 1.8 and 1.12 of the Agreement shall be deleted and replaced in their entirety with the following:

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                                      -2-

      1.8 "Net Sales" shall mean actual invoiced sales of the Product(s) by Baxter PPI or its Affiliates to third parties (that are not Affiliates), subject to adjustment in accordance with Section 15 regarding "risk sharing" agreements, less the following:

            (i) allowances for discounts or rebates, chargebacks, or buying group administration fees reasonably allocable to such sales of Product(s);

            (ii) returns, recalls, credits or allowances, if any, given or made;

            (iii) sales, use, value-added or other excise taxes, if any, imposed on the sale by any governmental entity; and

            (iv) freight and insurance costs incurred in transporting Product(s) to Baxter PPI's distribution center in Memphis, Tennessee or to such other distribution center in the Territory as may be designated by Baxter PPI.

            (v) deductions for returns, Section 1.8(iv) freight and insurance, cash terms payable to wholesalers and distributors, and allowable buying group administration fees shall be ***.

      1.12 "Territory" shall mean the United States of America and its territories and possessions, including the Commonwealth of Puerto Rico but shall exclude customers known to Baxter PPI to have an intent to export the Product(s) outside the Territory.

5. Section One of the Agreement shall be amended to add the following new section after Section 1.16:

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                                      -3-

      1.17 "Propofol" shall mean propofol for human use in a finished product formulation with an approved ANDA or NDA in the Territory.

6.    Section 2.4 of the Agreement shall be amended to add the following new
Section 2.4.1 immediately following the end thereof:

      2.4.1 Propofol Demand Schedule. Notwithstanding the foregoing, Baxter PPI shall provide forecasts and orders for Propofol presentations as follows:

            (a) Commencing on April 1, 1999, in each Demand Schedule provided hereunder, Baxter PPI shall provide Gensia Sicor with a good faith twelve (12) month forecast of its requirements for each presentation of Propofol. The first three (3) months forecasted requirements for Propofol presentations in each of the Demand Schedules required to be provided on April 1 and May 1, 1999, shall constitute firm purchase orders. Commencing with the Demand Schedule required to be provided on May 1, 1999, the first two (2) months forecasted requirements for Propofol presentations in each Demand Schedule shall reflect Baxter PPI's firm purchase orders therefor communicated by previous Demand Schedules, and a firm purchase order for the next succeeding (third) month forecasted requirements for Propofol presentations in each Demand Schedule.

            (b) Baxter PPI shall be obligated to purchase one hundred percent (100%) of each firm purchase order. Baxter PPI shall be obligated to purchase not less than the following percentages of each Propofol presentation forecasted for the following months in the Demand Schedule provided by Baxter PPI to Gensia Sicor for the first month of any calendar quarter during the term of this
Agreement:

                                       ***


            (c) Gensia Sicor shall not be obligated to supply more than *** of the aggregate units of each Propofol presentation forecasted for any month (a) for each of months *** of the Demand Schedule required to be provided by Baxter PPI to Gensia Sicor on April 1, 1999, and (b) for the twelfth (12th) month of each Demand Schedule provided thereafter. Gensia Sicor will use commercially reasonable efforts to supply sufficient quantities of Products above such amounts to accommodate changing demand patterns in the market place.

            (d) Notwithstanding anything in this Agreement to the contrary, and notwithstanding any contractual or other commitments made by Baxter PPI to its customers, Gensia Sicor shall not be obligated to deliver Propofol presentations to Baxter PPI in excess of Gensia Sicor's manufacturing capacity at such time. Gensia Sicor estimates, based on projected capital expenditures in accordance with the capital spending plan previously disclosed to Baxter PPI, such manufacturing capacity to be, over a period of any four (4) consecutive calendar quarters, (a) *** of Propofol per year, for calendar quarters up to an including the quarter ending March 31, 2000; (b) ***, for the five (5) calendar quarters beginning April 1, 2000 up to and including the quarter ending June 30, 2001; and (c) ***, for calendar quarters beginning July 1, 2001. Each lot of Propofol shall comprise that number of units of Propofol presentations that is produced from a lot of not less than 1500 liters of bulk propofol emulsion.

7. Sections 2.7 of the Agreement shall be amended to add the following new Sections 2.7.1 and 2.7.2 immediately following the end thereof:

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                                      -5-

      2.7.1 PROPOFOL NON-HUMAN-USE. Notwithstanding the foregoing, Gensia Sicor retains the exclusive right to market and sell propofol which is manufactured using Gensia Sicor's technology for non-human use in the Territory.

      2.7.2 PROPOFOL NON-COMPETITION. Except as otherwise permitted under this Agreement, Baxter PPI shall not, and shall not grant any license or other right to any third party to, sell or distribute in the Territory Propofol in the same or similar presentations and formulations as those described in Exhibit C hereto, for so long during the term of this Agreement as Baxter PPI remains Gensia Sicor's exclusive distributor for Propofol in the Territory.

8.    Sections 2.8 of the Agreement shall be amended to add the following new
Section 2.8.1 immediately following the end thereof:

      2.8.1 PROPOFOL AND THE TRANSITION PERIOD. The provisions of Section 2.8 shall not apply to Propofol.

9. Sections 2.9, 2.10, 2.11 and 2.12 of the Agreement shall be deleted and replaced in their entirety with the following new three sections:

      2.9 BULK ATRACURIUM BESYLATE SUPPLY. Upon approval of a Baxter PPI ANDA supplement qualifying bulk atracurium besylate from an Affiliate of Gensia Sicor, Baxter PPI agrees to purchase bulk atracurium besylate from an Affiliate of Gensia Sicor annually in an aggregate amount sufficient to meet *** of the combined annual aggregate volumes of atracurium besylate as of March 22, 1999 to meet Baxter PPI's and Gensia Sicor's generic product

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                                      -6-
requirements for bulk atracurium besylate in the Territory, at a purchase price ***. Baxter PPI agrees to use commercially reasonable efforts to pursue such ANDA supplement through to approval. Atracurium may be produced in a Gensia Sicor label for human use until Baxter PPI takes its first delivery of bulk atracurium besylate from a Gensia Sicor Affiliate. If, at the end of any calendar year during the term of this Agreement, it is determined that the total aggregate kilogram equivalent of all atracurium besylate injection products sold by all parties in the United States during such calendar year, as reported by IMS, changes from the total aggregate sold by all parties in the United States for calendar year 1998, as reported by IMS, then Baxter PPI shall adjust proportionately its minimum requirements for the following calendar year for purchases of bulk atracurium besylate from an Affiliate of Gensia Sicor by an amount equal to the percent change in the aforementioned total aggregate sales by all parties.

      2.10  BAXTER PPI PURCHASE OBLIGATIONS.

            2.10.1 DILTIAZEM. Baxter PPI agrees to purchase Gensia Sicor's finished dosage diltiazem sufficient to meet *** for diltiazem in the Territory after Baxter PPI has fulfilled its minimum purchase obligations under its contracts with other suppliers for such product existing as of October 7, 1998.

            2.10.2 VECURONIUM. Baxter PPI agrees to purchase Gensia Sicor's finished dosage vecuronium sufficient to meet *** for vecuronium in the Territory.

            2.10.3 HETASTARCH. Baxter PPI agrees to purchase Gensia Sicor's finished dosage hetastarch sufficient to meet *** for hetastarch in the Territory.

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                                      -7-

            2.10.4 PROPOFOL. Baxter PPI agrees to purchase Gensia Sicor's finished dosage Propofol sufficient to meet *** for Propofol in the Territory.

      2.11 CO-PROMOTION. Gensia Sicor shall have the right, but not the obligation, to co-promote, at its sole cost and expense, any Product(s) in the Territory during the term of the Agreement. All pricing shall be determined by Baxter PPI. Except for Propofol and hetastarch, any co-promotion efforts to create a private label with wholesalers will be a collaborative effort with Baxter PPI.

10. Section 2.13 of the Agreement shall be renumbered to be Section 2.12 and shall be amended to add the following new section immediately following the end thereof:

      2.12.1 OPTION TO DISCONTINUE PRODUCT. Notwithstanding the foregoing, if the Transfer Price set forth on Exhibit C hereto for any presentation of diltiazem, the Full Standard Cost for any presentation of vecuronium, the Landed Cost for any presentation of hetastarch, or *** for any presentation of Propofol *** (if any) for such Product presentation set forth on Exhibit C hereto, then subject to the immediately following sentence, Gensia Sicor shall have the right (at its option, in its sole discretion) to terminate this Agreement as to such Product presentation on ninety (90) days prior written notice to Baxter PPI. If Gensia Sicor elects to terminate this Agreement as to any such Product presentation, then Baxter PPI shall have the right, which may be exercised only by written notice to Gensia Sicor within thirty (30) days after Baxter PPI's receipt of the termination notice from Gensia Sicor, to continue this Agreement as to such Product presentation for a period (the "Continuation Period") of up to one (1) year after the date of Gensia Sicor's


----------
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                                      -8-
receipt of the continuation notice from Baxter; provided, however, that (a) during the Continuation Period with respect to any such Product presentation, Gensia Sicor shall not be obligated to deliver to Baxter PPI more than the quantity of such Product presentation ordered in good faith by Baxter PPI as necessary to satisfy its requirements under those contracts of Baxter PPI existing and in effect as of the date of Baxter PPI's receipt of the termination notice under this Section 2.12.1; and (b) if such termination is with respect to all Propofol presentations, the technology licenses granted under Section 2.13.1 shall terminate.

      2.13  PROPOFOL SUPPLY.

            2.13.1 PROPOFOL TECHNOLOGY LICENSE. Subject to the terms and conditions of this Agreement, during the term of this Agreement (as such term applies to Propofol), Gensia Sicor and Baxter PPI each hereby grants to the other an exclusive license (exclusive even as to Baxter PPI in the case of the license granted to Gensia Sicor, but not exclusive as to Gensia Sicor in the case of the license granted to Baxter PPI, for the sole purpose of enabling Gensia Sicor to manufacture and supply Propofol to Baxter PPI hereunder), with the right to sub-license solely to their respective Affiliates, under its and its Affiliates' rights in (i) present and future ANDAs or NDAs for propofol in the same or similar presentations and formulations described in Exhibit C attached hereto, and (ii) the patent rights, know how and other intellectual property rights in the Territory necessary to manufacture, use and sell Propofol in the Territory by the methods disclosed in such ANDAs or NDAs, for the sole purpose of making Propofol in the Territory for use, offer for sale and sale in the Territory. Notwithstanding the foregoing, each party reserves the exclusive right to manufacture Propofol using its own technology in the Territory for use, offer for sale and sale outside the Territory.

            2.13.2 COOPERATION. Baxter PPI shall reasonably cooperate with Gensia Sicor in addressing technical, regulatory and clinical issues related to the manufacture of Propofol. Without limiting the generality of the foregoing, at the reasonable request of Gensia Sicor, Baxter PPI shall make available to Gensia Sicor information regarding the status of Baxter PPI's Propofol ANDA or NDA (as the case may be) and any technology, or know-how in its possession relating to the manufacture of Propofol. Baxter PPI shall make its employees and agents reasonably available to Gensia Sicor in connection with the cooperation and information sharing provided for herein. Each party shall bear its own costs in connection with such cooperation.

            2.13.3 USE OF CERTAIN BULK MATERIAL. Gensia Sicor will use commercially reasonable efforts to renegotiate its existing raw material supply agreement for propofol bulk active drug substance to eliminate the exclusivity provision therein. In the event Gensia Sicor is successful in eliminating such provision, then Gensia Sicor shall purchase from Baxter PPI such quantity of propofol bulk active drug substance as is in Baxter PPI's possession as of March 22, 1999 (the "Baxter Material"), and is required to meet Gensia Sicor's demand for propofol bulk active drug substance in excess of commitments made by Gensia Sicor to its existing supplier in effect as of March 22, 1999, subject to the following conditions:

            (a) Gensia Sicor shall determine in its sole discretion the number of shipments, the intervals of such shipments, the quantities per shipment and the reasonable delivery instructions for such shipments; provided, however, that Gensia Sicor shall use its commercially reasonable efforts to take delivery of Baxter Material as soon as reasonably practicable. The Baxter Material shall be delivered to Gensia Sicor C.I.F. Gensia Sicor's designated location.

            (b) Gensia Sicor shall have no obligation to purchase Baxter Material to the extent such purchase would constitute a default under, or otherwise conflict with, Gensia Sicor's existing raw material supply agreement for propofol bulk active drug substance.

            (c) Gensia Sicor shall have no obligation to purchase Baxter Material that has less than six (6) months' dating remaining at the time of receipt by Gensia Sicor hereunder.

            (d) Baxter PPI shall be responsible, at its sole expense, for causing the manufacturer of the Baxter Material to maintain a current drug master file with respect to the Baxter Material.

            (e) Baxter shall reimburse Gensia Sicor for *** incurred by Gensia Sicor in preparing and making all regulatory filings necessary to permit Gensia Sicor to manufacture Propofol using the Baxter Material.

            (f) For all Baxter Material received by Gensia Sicor which conforms to the representations and warranties set forth in Section 2.13.3(g) below, Gensia Sicor shall pay to Baxter PPI a price equal to Gensia Sicor's then current cost of propofol bulk active drug substance from its current supplier.

            (g) Baxter PPI represents and warrants to Gensia Sicor that the Baxter Material (i) will conform to the specifications for propofol bulk active drug substance set forth in Gensia Sicor's Propofol ANDA, (ii) has been manufactured, stored and handled in compliance with GMP and in accordance with all applicable laws and regulations, and (iii) is not adulterated or misbranded within the meaning of the applicable section of the U.S. Food, Drug and Cosmetic Act.

            (h) Baxter PPI shall indemnify and hold harmless Gensia Sicor, its officers, directors, employees and agents, from all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) that they may suffer or incur as a result of any claims, demands, actions or proceedings made or instituted by any third party resulting from the use by Gensia Sicor of the Baxter Material.


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                                      -11-

            2.13.4 PROPOFOL MINIMUM PURCHASES. In the event aggregate sales of Propofol to Baxter PPI hereunder during any four (4) consecutive calendar quarters beginning on or after January 1, 2000 are *** units for any reason other than Force Majeure or Gensia Sicor's failure to deliver quantities of Propofol ordered by Baxter PPl in accordance with the terms of this Agreement (and subject to the limitations of Gensia Sicor's supply obligations hereunder), the Percentage Payment for Propofol payable to Gensia Sicor pursuant to Section
5.3.1 hereof shall be ***, commencing with the fifth such consecutive calendar quarter and continuing thereafter until the first calendar quarter after the aggregate sales of Propofol to Baxter PPI hereunder during any four (4) consecutive calendar quarters again ***. In the event that such Percentage Payment *** continues for four (4) consecutive calendar quarters or more, Gensia Sicor may, at its sole option in its sole discretion, reduce Baxter PPI's exclusive right under Section 2.7 hereof to market and sell Propofol to a non-exclusive right to market and sell Propofol upon written notice thereof to Baxter PPI; provided, however, thereafter, (a) such Percentage Payment shall ***, and (b) the provisions of Sections 2.7 (with respect to Propofol only), 2.10.4, 2.13.1, 2.13.2 and 2.13.3 hereof shall terminate. Any election by Gensia Sicor under this Section 2.13.4 shall not be exclusive of any other remedies available to it for any breach by Baxter PPI of any obligation hereunder.

            2.13.5 PROPOFOL R&D PAYMENT. On or before March 31, 1999, in consideration for entering into this Agreement, Baxter PPI shall pay to Gensia Sicor a fee of ***, as partial reimbursement for research and development expenses of Gensia Sicor with respect to Propofol. In the event, and only in the event, (a) Gensia Sicor becomes unable to manufacture Propofol due to an event of Force Majeure (as defined in Section 11.1 below) occurring prior to December 31, 2001, and (b) the aggregate number of units of Propofol which Baxter PPI sold as of December 31, 2001 is ***, then within ninety (90) days thereafter, Gensia Sicor shall refund to Baxter PPI a

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                                      -12-
portion of the fee paid under this Section 2.13.5 equal to the product of (x) such fee, times (y) the fraction equal to (i) *** less the aggregate number of units of Propofol sold by Baxter PPI as of December 31, 2001, divided by (ii)
***.

            2.13.6 CERTAIN PROPOFOL LITIGATION.

            (a) Baxter PPI shall reimburse Gensia Sicor, on a monthly basis within thirty (30) days after receipt of an invoice from Gensia Sicor, for an amount, not to *** in the aggregate, *** of the reasonable and necessary out-of-pocket expenses (including, without limitation, attorneys' fees and costs), incurred by Gensia Sicor on or after February 5, 1999, in connection with the defense of the litigation styled ZENECA INC. V. SHALALA, ET AL., Civil Action No. WMN-99-307, pending in the United States District Court for the District of Maryland (together with any appeals thereof). Baxter PPI shall have the right, upon reasonable notice and during normal business hours (and not more than once in any six (6) calendar month period), to audit the financial records of Gensia Sicor evidencing such out-of-pocket expenses. Gensia Sicor shall furnish Baxter PPI with copies of, and shall afford Baxter PPI or its counsel a reasonable opportunity to review and consult in advance with Gensia Sicor with respect to, all pleadings and other filings in such litigation.

            (b) With respect to any other action or other proceeding in the Territory regarding the governmental approval to manufacture or sell, or the bioequivalence of, Propofol filed by any third party against both Gensia Sicor and Baxter PPI, Gensia Sicor and Baxter shall share, ***, the reasonable and necessary out-of-pocket expenses (including, without limitation, attorneys' fees and costs), incurred by Gensia Sicor or Baxter PPI in connection with the defense of such action or other proceeding (together with any appeals thereof); provided, however, all out-of-

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                                      -13-
pocket expenses incurred by either party in connection with the defense of bona fide claims of the willful misconduct of a party (the "Responsible Party") shall be the sole responsibility of the Responsible Party.

            (c) With respect to any other action or other proceeding in the Territory regarding governmental approval to manufacture or sell, or the bioequivalence of, Propofol filed by any third party against only one party, such party shall be solely responsible for all out-of-pocket expenses (including, without limitation, attorneys' fees and costs), incurred by such party in connection with the defense of such action or other proceeding (together with any appeals thereof).

            (d) If such action or other proceeding results in a final judgment or settlement pursuant to which Gensia Sicor may not use its propofol ANDA or NDA technology to manufacture and supply Baxter PPI with Propofol hereunder, then (i) Baxter PPI and/or its designated third party contract manufacturer shall retain the exclusive right to manufacture Propofol using Baxter PPI technology in the Territory; (ii) the provisions of Section 2.13.1 above shall terminate; (iii) Gensia Sicor shall receive the Applicable Percentage (defined below) of the Gross Margin based on sales by Baxter PPI and its Affiliates to end users of Propofol manufactured using Baxter PPI technology other than by Gensia Sicor hereunder; and (iv) Gensia Sicor shall be responsible for the Applicable Percentage of the out-of-pocket expenses incurred by Baxter PPI in the promotion and marketing of Propofol during the first six (6) months after the re-launch of Propofol manufactured using Baxter PPI technology other than by Gensia Sicor.

            (e) For purposes of Section 2.13.6(d) above, the "Applicable Percentage" shall mean the greater of (i) ***, or (ii) the remainder of (A) ***, less (B) that *** to which Baxter PPI would be entitled hereunder, based on sales by Baxter PPI and its Affiliates to end users of

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                                      -14-

Propofol manufactured by Gensia Sicor hereunder, less (C) that percent of the *** (in excess of the *** which Baxter PPI is required to pay to a third party manufacturer of Propofol using Baxter PPI technology under Baxter PPI's existing supply agreement with such third party; provided, however, that for purposes of this Section 2.13.6(e), Gross Margin shall be calculated using a cost of goods equal to ***.

      2.13.7 CERTAIN PROPOFOL PAYMENTS.

            (a) If such action or other proceeding described in Section 2.14.6 above results in a final judgment or settlement pursuant to which a party or its Affiliates receive any compensation, then such party shall pay to the other party *** of the total compensation it and its Affiliates receive from third parties within thirty (30) days of receipt of such compensation.

            (b) If a party or its Affiliates sells, transfers, licenses or otherwise grants rights to any third party under any of its propofol ANDA or NDA technologies in the same or similar presentations and formulations as those described in Exhibit C hereto, or such party or its Affiliates agrees with a third party to delay or not to market under granted market exclusivity or to delay or not pursue approval of any of its propofol ANDA or NDA technologies in the same or similar presentations and formulations as those described in Exhibit C hereto, then such party shall pay the other party *** of the total compensation it and its Affiliates receive from third parties within thirty (30) days of receipt of such compensation.

11. Section 3.9 of the Agreement shall be deleted and replaced in its entirety with the following:

      3.9 BATCH RECORDS. Records which include the information specific to the manufacturing, packaging and quality operation for each lot of Product(s) hereunder shall be


----------
*** Confidential material redacted and separately filed with the Commission.

prepared by the site of manufacture of such Product for each lot at the time at which such operations occur. The records shall include, but are not limited to, the following documentation: manufacturing, raw materials and components charge-in records; mixing and fillings records; packaging component charge-in records; packaging records; container and component traceability records; in-process and final laboratory testing results; in-process and final Product(s) physical inspection results; yield reconciliation for bulk and finished Product(s); label samples; labeling control records; as well as documentation listing any deviations and/or excursions from approved procedure (as well as all investigations and corrective actions) incurred during the processing and packaging of the lot. The original documents for each lot manufactured by Gensia Sicor may be reviewed by Baxter PPI at its request when auditing the sites of manufacture of Product(s) or as reasonably requested by the Baxter PPI site quality representative when present at the facility during auditing or release of Product(s) pursuant to Section 3.17 hereof.

12. Section 3.17 of the Agreement shall be deleted and replaced in its entirety with the following:

      3.17 AUDITS. Baxter PPI shall have the right to station a reasonable number of quality control personnel at the manufacturing facilities of Gensia Sicor for the Products on substantially a full-time basis, when there is work being conducted that relates to the Products, solely for the purpose of performing quality assurance testing of Products and reviewing batch records regarding Products. Such quality control personnel shall be subject to such reasonable restrictions, as Gensia Sicor determines consistent with industry practices and as are reasonable and necessary to preserve Gensia Sicor's confidential information (in addition to those restrictions required by applicable law or regulation), regarding access to those sections of the manufacturing, packaging, laboratory and warehousing facilities utilized in, and that information regarding, the manufacture, packaging, storage, testing, shipping or receiving of Products. Upon the written request of Baxter PPI and not more than once in each calendar year, Baxter PPI shall have the right, during normal business hours and on reasonable prior notice (which notice shall be waived if circumstances warrant), to inspect those sections of the manufacturing, packaging, laboratory and warehousing facilities utilized in the manufacture, packaging, storage, testing, shipping or receiving of Products solely for the purpose of (a) auditing compliance with GMP and applicable laws and regulations regarding the manufacture of Products, and (b) inspecting physical inventories of the excipient and active ingredients, the work in process and finished goods of Products as well as all batch records as set forth in Section 3.9.

13. Section 3 of the Agreement shall be amended to add the following new section after Section 3.19 thereof:

      3.20 REPROCESSING. Baxter PPI shall have the right to approve, in advance (which approval shall not be unreasonably withheld or delayed), the reprocessing or any drug substance or the use of a reprocessed drug substance in Products manufactured by Gensia Sicor on behalf of Baxter PPI.

14. Section 4 of the Agreement shall be amended to add the following new section after Section 4.7 thereof:

      4.8 DEBARMENT. Each of Baxter PPI and Gensia Sicor represent that it is not debarred under the Generic Drug Enforcement Act of 1992 and that it does not employ or use the services of any individual who is debarred or has engaged in activity that could lead to debarment.

15. Section 5 of the Agreement shall be amended by deleting the term "Royalty" in each place in which it appears and by inserting in lieu thereof the term "Percentage Payment."

16.   Section 5.1 of the Agreement shall be amended to add the following new
Section 5.1.1 immediately following the end thereof:

            5.1.1 PROPOFOL INVOICE PRICE. Notwithstanding the foregoing, Baxter PPI shall pay to Gensia Sicor an amount equal to the unit quantity of a specific Propofol presentation delivered to Baxter PPI by Gensia Sicor multiplied by the applicable price (the "Propofol Invoice Price") for such presentation. The initial Propofol Invoice Price payable by Baxter PPI to Gensia Sicor is set forth in the following table:

                                      ***


The initial Propofol Invoice Price shall be in effect through September 30, 1999. The terms of payment are net thirty (30) days from the date of the invoice which invoice shall not predate the shipment of Propofol.

17.   Section 5.2 of the Agreement shall be amended to add the following new
Section 5.2.1 immediately following the end thereof:

      5.2.1 ADJUSTMENTS TO PROPOFOL INVOICE PRICE. Notwithstanding the foregoing, not less than thirty (30) days prior to October 1, 1999, and not less than thirty (30) days prior to the end of each calendar quarter thereafter during the term of this Agreement, the parties shall set a new Propofol Invoice Price as follows:

            (a) Following the expiration of the initial Propofol Invoice Price, the Propofol Invoice Price payable by Baxter PPI to Gensia Sicor for any presentation of Propofol delivered to


----------
*** Confidential material redacted and separately filed with the Commission.

Baxter PPI by Gensia Sicor shall be calculated by adding the applicable Propofol Transfer Price as set forth in Exhibit C hereto (as adjusted pursuant to Section 5.3.1(c) below) to *** of Gensia Sicor's share of the *** which the parties reasonably estimate will be earned on sales of such presentation during the subsequent calendar quarter.

            (b) If the parties are unable to timely reach mutually acceptable agreement under Section 5.2.1(a) above on the applicable Propofol Invoice Price for any Propofol presentation for any calendar quarter, then the applicable Propofol Invoice Price for such Propofol presentation for such calendar quarter shall be calculated by adding the *** as set forth in Exhibit C hereto (as adjusted pursuant to Section 5.3.1 (c) below) to *** of Gensia Sicor's share of the *** (calculated based upon the *** of all sales of such Propofol presentation during the preceding twelve (12) full calendar months to the *** of such Propofol presentation during such twelve (12) full calendar month period).

18.   Section 5.3 of the Agreement shall be amended to add the following new
Section 5.3.1 immediately following the end thereof:

            5.3.1 PROPOFOL PERCENTAGE PAYMENT.

            (a) Notwithstanding the foregoing, the total amount payable by Baxter PPI to Gensia Sicor shall be the Transfer Price as set forth in Exhibit C (as adjusted pursuant to Section 5.3.1(c) below) and a Percentage Payment *** on Propofol delivered by Gensia Sicor and sold by Baxter PPI and its Affiliates in the Territory (as such percentage is subject to adjustment pursuant to Section
2.13.4 above and to offset pursuant to Section 5.9 below). Baxter PPI will provide payment to Gensia Sicor on a quarterly basis not more than sixty (60) days following the end of each quarter during the term of this Agreement.

----------
*** Confidential material redacted and separately filed with the Commission.

            (b) For purposes of calculating the Percentage Payment for each Propofol presentation, the Transfer Price for each Propofol presentation shall be subject to adjustment after the earlier of (i) the date when Baxter PPI has purchased its ***unit of Propofol from Gensia Sicor, or (ii) December 31, 2000. Commencing with the first calendar month beginning after such date, and at the beginning of each calendar year thereafter, the Transfer Price for each Propofol presentation shall be adjusted *** of Gensia Sicor's *** of such Propofol presentation for such calendar year. Gensia Sicor shall provide written notice of each such adjustment promptly following the determination thereof.

            (c) Each payment shall be accompanied by a statement detailing the Net Sales of Propofol for the applicable quarter by product presentation, the calculation of the Percentage Payment earned as set forth herein, and a reconciliation calculation detailing the total amount received by Gensia Sicor and the Percentage Payment amount earned by Gensia Sicor during the applicable period.

            (d) In addition, at meetings between inventory personnel of the respective parties (which shall not be less than quarterly), Baxter PPI shall report to Gensia Sicor the inventory on hand, by product presentation.

19. Section 5 of the Agreement shall be amended to add the following two new sections after Section 5.8:

      5.9 PROPOFOL PERFORMANCE INCENTIVE. Gensia Sicor shall allow Baxter PPI a new product launch incentive (the "Propofol Performance Incentive") for each unit of Propofol sold by Baxter PPI and its Affiliates to end users up to a maximum number (the "Propofol Performance Target")

----------
*** Confidential material redacted and separately filed with the Commission.

of ***. The amount of the Propofol Product Incentive for each calendar year during the term of this Agreement shall be (a) for calendar year 1999, ***; (b) for calendar year 2000 and beyond, (i) *** in the event *** of Propofol were sold by Baxter PPI and its Affiliates to end users in calendar year 1999; (ii) *** in the event *** of Propofol were sold by Baxter PPl and its Affiliates to end users in calendar year 1999; and (iii) *** in the event *** of Propofol were sold by Baxter PPI and its Affiliates to end users in calendar year 1999. Notwithstanding the foregoing, (x) no Propofol Performance Incentive shall be due on any unit of Propofol sold after an aggregate number of units of Propofol equal to the Propofol Performance Target is sold by Baxter PPI and its Affiliates to end users and (y) in the event *** of Propofol were sold by Baxter PPI and its Affiliates to end users in calendar year 1999 solely because of Gensia Sicor's inability to manufacture at *** of Propofol during calendar year 1999, the amount of the Propofol Product Incentive for calendar year 2000 and beyond shall be ***. The Propofol Product Incentive for each calendar quarter shall be offset against the Percentage Payment for Propofol owing to Gensia Sicor for such calendar quarter. If, as of December 31, 2001, Baxter PPI has sold less than the Propofol Performance Target number of units of Propofol, then, within ninety (90) days thereafter, as a further incentive for future sales, Gensia Sicor shall advance to Baxter PPI in cash the Propofol Performance Incentive (at a rate of ***) for that number of units of Propofol less than the Propofol Performance Target number of units which Baxter PPI sold as of December 31, 2001; provided, however, if Gensia Sicor becomes unable to manufacture Propofol due to an event of Force Majeure occurring prior to December 31, 2001, and the aggregate number of units of Propofol which Baxter PPI sold as of December 31, 2001 is *** units, then for purposes of this Section 5.9 and subject to the terms of Section 2.13.5

----------
*** Confidential material redacted and separately filed with the Commission.

above, the Propofol Performance Target shall be reduced to the aggregate number of units of Propofol which Baxter PPI sold as of December 31, 2001.

      5.10 CONTRACTS. Baxter PPI represents and warrants that, as of March 22, 1999, Propofol is included on group purchasing contracts as a sole source award (or under terms and conditions that convert into a sole source award within sixty (60) days after Baxter labeled Propofol is available in the marketplace) with hospital groups whose member hospitals purchase, in the aggregate, *** of the IMS Hospital Audit reported sales for isoflurane. Baxter PPI will use commercially reasonable efforts to keep sufficient group purchasing contracts in effect throughout the term of this Agreement to maintain *** of the IMS Hospital Audit reported sales for isoflurane.

20. Section 6.1 of the Agreement shall be deleted and replaced in its entirety with the following:

      6.1 TERM AND RENEWAL. The obligation of the parties hereunder shall commence on January 1, 1996 and continue for an initial period of nine (9) Annual Periods and thereafter shall automatically be extended for additional one
(1) year terms, unless earlier terminated as provided herein. Each party may terminate this Agreement upon two (2) years prior written notice.

21. Section 11.1 of the Agreement shall be deleted and replaced in its entirety with the following:

      11.1 FORCE MAJEURE. Neither party shall be liable to the other for default or delay in the performance of its obligations under this Agreement, if such default or delay shall be caused directly or indirectly by accident, fire, flood, riot, war, act of God, embargo, strike, failure or delay

----------
*** Confidential material redacted and separately filed with the Commission.

of normal source of supply of materials, delay of carriers, governmental or regulatory orders, applicable laws or regulations, or orders of any court of competent jurisdiction (collectively, "Force Majeure"), provided same are not due to the fault or neglect of such party and provided further that any such delay or failure shall be remedied by such party as soon as possible after the removal of the cause of such failure or delay.

22. The September, 1996 Addendum to this Agreement dated February 27, 1996, and the attached Pricing Schedule A, are deleted.


23. Section 21 of the Agreement shall be deleted and replaced in its entirety with the following:

      21. SURVIVAL. The obligations of the parties contained in Sections 3.1, 3.2, 3.3, 3.9, 3.11, 3.14, 3.16, 3.17, 3.18, 3.19, 4.4, 4.5, 4.6, 4.7, 4.8, 5.6,
5.7, 6.6, 6.7, 8, 10, 12, 13, 16, 17, 18 and 20 shall survive the termination of this Agreement.

24. Exhibits A, B, C and D to the Agreement shall be deleted and replaced in their entirety with the Exhibits A, B, C and D attached to this Amendment.

25. Except as specifically set forth above, all other terms and conditions set forth in the Agreement shall remain unchanged.

26. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.


      IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the date first above written.

GENSIA SICOR PHARMACEUTICALS, INC.        BAXTER PHARMACEUTICAL
                                          PRODUCTS INC.




By:  /s/ Michael D. Cannon                By:  /s/ Ronald F. Quadrel
     -------------------------------           ---------------------------------


Name:  Michael D. Cannon                  Name:  Ronald F. Quadrel
       -----------------------------             -------------------------------


Title:  President & CEO                   Title:  General Manager
        ----------------------------              ------------------------------

                                    EXHIBIT A


-----------------------------------------------------------------------------------
PRODUCT                                FILL/VIAL SIZE         CATALOGUE #
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Atropine 0.4mg/mL                      1 mL/2 mL              2501-0401
-----------------------------------------------------------------------------------
Atropine 0.4mg/mL                      20 mL                  2525-0301
-----------------------------------------------------------------------------------
Atropine 1.0 mg/mL                     1 mL/2 mL              2511-0401
-----------------------------------------------------------------------------------
Atracurium besylate inj. 10 mg/mL      5 mL                   2643-03
-----------------------------------------------------------------------------------
Atracurium besylate inj. 10 mg/mL      10 mL                  2644-03
-----------------------------------------------------------------------------------
Bumetanide 0.25 mg/mL                  2 mL                   5062-0301
-----------------------------------------------------------------------------------
Bumetanide 0.25 mg/mL                  4 mL/15 mL             5063-0301
-----------------------------------------------------------------------------------
Bumetanide 0.25 mg/mL                  10 mL                  6064-0301
-----------------------------------------------------------------------------------
Diltiazem 5 mg/mL                      5 mL                   1553-03
-----------------------------------------------------------------------------------
Diltiazem 5 mg/mL                      10 mL                  1554-03
-----------------------------------------------------------------------------------
Hetastarch 6% in 0.9% NaCl             500 mL 12 pack         5079-07
-----------------------------------------------------------------------------------
Metoclopramide                         2 mL                   4502-0401
-----------------------------------------------------------------------------------
Neostigmine 1 mg/mL                    10 mL                  2704-0302
-----------------------------------------------------------------------------------
Neostigmine 0.5 mg/mL                  1 mL/2 mL              2711-0302
-----------------------------------------------------------------------------------
Neostigmine 0.5 mg/mL                  10 mL                  2714-0302
-----------------------------------------------------------------------------------
Pancuronium 1 mg/mL                    10 mL                  2804-0301
-----------------------------------------------------------------------------------
Pancuronium 2 mg/mL                    2 mL                   2812-0401
-----------------------------------------------------------------------------------
Pancuronium 2 mg/mL                    5 mL                   2823-0401
-----------------------------------------------------------------------------------
Propofol                               20 mL                  2856-0401
-----------------------------------------------------------------------------------
Propofol                               50 mL                  2858-0901
-----------------------------------------------------------------------------------
Propofol                               100 m L                2859-0301
-----------------------------------------------------------------------------------
Propofol                               20 mL syringe          2866-2301
-----------------------------------------------------------------------------------
Phenylephrine                          2 mL                   1631-0401
-----------------------------------------------------------------------------------
Sodium nitroprusside                   2 mL                   1802-0101
-----------------------------------------------------------------------------------
Thiopental 1 gm                        Kit                    2530-0101
-----------------------------------------------------------------------------------
Thiopental 2.5 gm                      Kit                    2540-0101
-----------------------------------------------------------------------------------
Thiopental 5.0 gm                      Kit                    2550-0101
-----------------------------------------------------------------------------------
Thiopental 500 mg                      Syringe kit            2580-0101
-----------------------------------------------------------------------------------
Vecuronium 10 mg                       10 mL                  2914-0301
-----------------------------------------------------------------------------------
Vecuronium 20 mg                       20 mL                  2925-0301
-----------------------------------------------------------------------------------

                                    EXHIBIT B

FINAL PRODUCT SPECIFICATIONS AND DATA SHEETS FOR HETASTARCH, VECURONIUM, DILTIAZEM AND PROPOFOL WILL BE PROVIDED BY GENSIA SICOR TO BAXTER PPI WITHIN TEN
(10) BUSINESS DAYS AFTER EXECUTION OF THE FOURTH AMENDMENT TO THE MANUFACTURING AND DISTRIBUTION AGREEMENT.

                                    EXHIBIT C

                                      ***






----------
*** Three pages of confidential material redacted and separately filed with the Commission.

                                    EXHIBIT D

      Gensia Sicor Approved ANDAs and "Grandfathered" Products


      ----------------------------------------------------------------------------
         AADA/ANDA          NUMBER                       PRODUCT
      ----------------------------------------------------------------------------
            ----            GF          Atropine Sulfate Injection, USP
      ----------------------------------------------------------------------------
            ANDA            74-613      Bumetanide
      ----------------------------------------------------------------------------
            ANDA            74-894      Diltiazem
      ----------------------------------------------------------------------------
            ANDA            74-592      Hetastarch
      ----------------------------------------------------------------------------
            ANDA            73-135      Metocloramide Injection, USP
      ----------------------------------------------------------------------------
            ----            GF          Neostigmine Methylsulfate Injection, USP
      ----------------------------------------------------------------------------
            ANDA            72-759      Pancuronium Bromide Injection
      ----------------------------------------------------------------------------
            ANDA            72-760      Pancuronium Bromide Injection
      ----------------------------------------------------------------------------
            ----            GF          Phenylephrine Hydrochloride Injection,
                                        USP 1%
      ----------------------------------------------------------------------------
            ANDA            75-102      Propofol
      ----------------------------------------------------------------------------
            ANDA            73-465      Sodium Nitroprusside Injection
      ----------------------------------------------------------------------------
            ----            GF          Thiopental Sodium for Injection
      ----------------------------------------------------------------------------
            ANDA            74-688      Vecuronium
      ----------------------------------------------------------------------------

               AMENDMENT TO MANUFACTURING & DISTRIBUTION AGREEMENT

      THIS FIFTH AMENDMENT (the "Amendment"), dated as of November 8, 1999, amends that certain Manufacturing & Distribution Agreement by and between GENSIA SICOR PHARMACEUTICALS, INC. ("Gensia Sicor") (formerly Gensia Laboratories, Ltd.) and BAXTER PHARMACEUTICAL PRODUCTS INC. ("Baxter PPI") (formerly Ohmeda Pharmaceutical Products Division Inc.) dated as of February 27, 1996, as amended (the "Agreement").


1.    Section 1.6 of the Agreement shall be amended to add the following new
Section 1.6.2 immediately following the end thereof:

      1.6.2 Notwithstanding the foregoing, Gross Margin shall mean, with respect to each Enalaprilat presentation or for each period, the positive remainder (if any) of (a) the aggregate Net Sales of such Enalaprilat presentation during such period, less (b) the applicable Transfer Price set forth in Exhibit C for such Enalaprilat presentation, as adjusted pursuant to Section 5.3.2(b), multiplied by the number of units thereof sold during such period.

2.    Section 2.4 of the Agreement shall be amended to add the following new
Section 2.4.1 immediately following the end thereof:

      2.4.1 ENALAPRILAT DEMAND SCHEDULE. Notwithstanding the foregoing, Baxter PPI shall provide forecasts and orders for Enalaprilat as follows:


            (a) Commencing on January 1, 2000, in each Demand Schedule provided hereunder, Baxter PPI shall provide Gensia Sicor with a good faith twelve (12) month forecast of its requirements for each presentation of Enalaprilat. The first three (3) months forecasted requirements for Enalaprilat in each of the Demand Schedules shall constitute firm purchase orders. Commencing with the next Demand Schedule and in all subsequent Demand Schedules, the first two (2) months forecasted requirements for

Enalaprilat in each Demand Schedule shall reflect Baxter PPI's firm purchase orders communicated in previous Demand Schedules. Such Demand Schedule shall be accompanied by a firm purchase order for the next succeeding (third) month forecasted requirements for Enalaprilat.

            (b) Baxter PPI shall be obligated to purchase ***of each firm purchase order. Baxter PPI shall be obligated to purchase not less than the following percentages of each Enalaprilat presentation forecasted for the following months in the Demand Schedule provided by Baxter PPI to Gensia Sicor for the first month of any calendar quarter during the term of this Agreement:

                                       ***

            (c) Gensia Sicor shall not be obligated to supply more than *** of the aggregate units of each Enalaprilat presentation forecasted for any month
(a) for each of months 4 -12 of the Demand Schedule required to be provided by Baxter PPI to Gensia Sicor, and (b) for the twelfth (12th) month of each Demand Schedule provided thereafter. Gensia Sicor will use commercially reasonable efforts to supply sufficient quantities of Products above such amounts to accommodate changing demand patterns in the market place.

3.    Sections 2.8 of the Agreement shall be amended to add the following new
Section 2.8.2 immediately following the end thereof:

      2.8.2 ENALAPRILAT AND THE TRANSITION PERIOD. The provisions of Section 2.8 shall not apply to Enalaprilat.


4.    Sections 2.10 of the Agreement shall be amended to add the following new
Section 2.10.5 immediately following the end thereof:

--------
*** Confidential material redacted and separately filed with the Commission.

      2.10.5 ENALAPRILAT. Baxter PPI agrees to purchase Gensia Sicor's finished dosage Enalaprilat sufficient to meet *** of its requirements for Enalaprilat in the Territory.

5. Sections 2.12.1 of the Agreement shall be deleted and replaced in its entirety by the following:

      2.12.1 OPTION TO DISCONTINUE PRODUCT. Notwithstanding the foregoing, if the Transfer Price set forth on Exhibit C hereto for any presentation of diltiazem, the Full Standard Cost for any presentation of vecuronium, the Landed Cost for any presentation of hetastarch, or *** for any presentation of Enalaprilat or Propofol *** of the *** (if any) for such Product presentation set forth on Exhibit C hereto, then subject to the immediately following sentence, Gensia Sicor shall have the right (at its option, in its sole discretion) to terminate this Agreement as to such Product presentation on ninety (90) days prior written notice to Baxter PPI. If Gensia Sicor elects to terminate this Agreement as to any such Product presentation, then Baxter PPI shall have the right, which may be exercised only by written notice to Gensia Sicor within thirty (30) days after Baxter PPI's receipt of the termination notice from Gensia Sicor, to continue this Agreement as to such Product presentation for a period (the "Continuation Period") of up to one (1) year after the date of Gensia Sicor's receipt of the continuation notice from Baxter; provided, however, that (a) during the Continuation Period with respect to any such Product presentation, Gensia Sicor shall not be obligated to deliver to Baxter PPI more than the quantity of such Product presentation ordered in good faith by Baxter PPI as necessary to satisfy its requirements under those contracts of Baxter PPI existing and in effect as of the date of Baxter PPI's receipt of the termination notice under this Section 2.12.1; and (b) if such termination is with respect to all Propofol presentations, the technology licenses granted under Section 2.13.1 shall terminate.

--------
*** Confidential material redacted and separately filed with the Commission.

6. Section 5.1 of the Agreement shall be deleted and replaced in its entirety by the following:

            5.1 TRANSFER PRICE. The price for each Product presentation ("Transfer Price"), other than Vecuronium, Hetastarch, Propofol and Enalaprilat, to be delivered to Baxter PPI By Gensia Sicor during the term of this Agreement shall be the sum of the applicable Per Unit Materials Cost for each Product presentation and the applicable Variable Standard Cost; provided such sum does not ***of , the *** on the Premier Purchasing Partners Contract as set forth in Exhibit C hereto; provided the Transfer Price for Diltiazem 5mL and 10mL shall not be *** respectively except as set forth in section 5.2. For Vecuronium the Transfer Price shall be the Full Standard Cost for each presentation; provided such sum does not *** of the *** on the Premier Purchasing Partners Contract as set forth in Exhibit C hereto. For Enalaprilat the Transfer Price shall be the *** for each presentation multiplied by ***; provided such sum does not *** of *** on the Premier Purchasing Partners Contract as set forth in Exhibit C hereto. Baxter PPI shall pay to Gensia Sicor an amount equal to the quantities of each Product presentation delivered to Baxter PPI multiplied by the applicable Transfer Price for such Product presentation. The terms of payment are net thirty (30) days from the date of invoice which invoice shall not predate the shipment of Products.

7.    Section 5.1 of the Agreement shall be amended to add the following new
Section 5.1.2 immediately following the end thereof:

            5.1.2 ENALAPRILAT INVOICE PRICE. Notwithstanding the foregoing, Baxter PPI shall pay to Gensia Sicor an amount equal to the unit quantity of a specific Enalaprilat presentation delivered to Baxter PPI by Gensia Sicor multiplied by the applicable price (the "Enalaprilat Invoice Price") for such presentation. The initial Enalaprilat Invoice Price payable by Baxter PPI to Gensia Sicor is set forth in the following table:

--------
*** Confidential material redacted and separately filed with the Commission.

                                       ***

The initial Enalaprilat Invoice Price shall be in effect through the first two calendar quarters after commercial launch. The terms of payment are net thirty
(30) days from the date of the invoice which invoice shall not predate the shipment of Enalaprilat.

8. Section 5.2 of the Agreement shall be deleted and replaced in its entirety by the following:

            5.2 ADJUSTMENTS TO TRANSFER PRICE. Except as otherwise noted, set forth on Exhibit C is a calculation by Gensia Sicor of the Per Unit Materials Cost for each Product presentation based on actual invoices or purchase orders in effect for such Materials at the time of the execution of this Amendment, the Variable Standard Costs and the Full Standard Costs (for Vecuronium and Enalaprilat), together with the resulting Transfer Price based on the calculation in Section 5.1 hereof. The Per Unit Materials Cost, the Variable Standard Costs, and the Full Standard Costs shall be adjusted at the beginning of each Annual Period during the term of the Agreement. A Per Unit Materials Cost reduction in the Diltiazem 5mL and 10mL product shall be reflected as a reduction in the Transfer Price set forth in Section 5.1. Gensia Sicor shall provide written notice of such adjustment thirty (30) days prior to the date of the adjustment. Such adjustment will be based on the then current actual invoice costs of Materials used to manufacture and package products to be delivered to Baxter PPI, the actual Variable Standard Costs and the actual Full Standard Costs during the applicable period.

9. Section 5.2.1 of the Agreement shall be deleted and replaced in its entirety by the following:

            5.2.1 ADJUSTMENTS TO PROPOFOL AND ENALAPRILAT INVOICE PRICE. Notwithstanding the foregoing, not less than thirty (30) days prior to October 1, 1999 for Propfol, and not less that thirty (30) days prior to the end of the second calendar quarter

--------
*** Confidential material redacted and separately filed with the Commission.

after launch for Enalaprilat, and not less than thirty (30) days prior to the end of each calendar quarter thereafter during the term of this Agreement for Propofol and Enalaprilat, the parties shall set a new Propofol and Enalaprilat Invoice Price as follows:

            (a) Following the expiration of the initial Propofol or Enalaprilat Invoice Price, the Propofol or Enalaprilat Invoice Price payable by Baxter PPl to Gensia Sicor for any presentation of Propofol or Enalaprilat delivered to Baxter PPI by Gensia Sicor shall be calculated by adding the applicable Propofol or Enalaprilat Transfer Price as set forth in Exhibit C hereto (for Propofol as adjusted pursuant to Section 5.3.1(c) and for Enalaprilat as adjusted pursuant to Section 5.3.2(b)) ***of Gensia Sicor's share of the *** which the parties reasonably estimate will be earned on sales of such presentation during the subsequent calendar quarter.

            (b) If the parties are unable to timely reach mutually acceptable agreement under Section 5.2.1(a) above on the applicable Propofol or Enalaprilat Invoice Price for any Propofol or Enalaprilat presentation for any calendar quarter, then the applicable Propofol or Enalaprilat Invoice Price for such Propofol or Enalaprilat presentation for such calendar quarter shall be calculated by adding the applicable Propofol or Enalaprilat Transfer Price as set forth in Exhibit C hereto (as adjusted pursuant to Section 5.3.1 (c) or Section 5.3.2(b) below) to *** of Gensia Sicor's share of the *** (calculated based upon the *** of all sales of such Propofol or Enalaprilat presentation during the preceding twelve (12) full calendar months to the *** of such Propofol and/or Enalaprilat presentation during such twelve (12) full calendar month period).

10.   Section 5.3 of the Agreement shall be amended to add the following new
Section 5.3.2 immediately following the end thereof:

--------
*** Confidential material redacted and separately filed with the Commission.

            5.3.2 ENALAPRILAT PERCENTAGE PAYMENT.

            (a) Notwithstanding the foregoing, the total amount payable by Baxter PPI to Gensia Sicor shall be the Transfer Price as set forth in Exhibit C (as adjusted pursuant to Section 5.3.2(b) below) and a Percentage Payment ***of the *** on Enalaprilat delivered by Gensia Sicor and sold by Baxter PPI and its Affiliates in the Territory. Baxter PPI will provide payment to Gensia Sicor on a quarterly basis not more than sixty (60) days following the end of each quarter during the term of this Agreement.

            (b) Each payment shall be accompanied by a statement detailing the Net Sales of Enalaprilat for the applicable quarter by product presentation, the calculation of the Percentage Payment earned as set forth herein, and a reconciliation calculation detailing the total amount received by Gensia Sicor and the Percentage Payment amount earned by Gensia Sicor during the applicable period.

            (c) In addition, at meetings between inventory personnel of the . respective parties (which shall not be less than quarterly), Baxter PPI shall report to Gensia Sicor the inventory on hand, by product presentation.

            (d) For purposes of calculating the Percentage Payment for each enalaprilat presentation, the Transfer Price for such enalaprilat presentation shall be adjusted commencing with the beginning of each calendar year after Baxter PPI's commercial launch of enalaprilat to equal *** of Gensia Sicor's *** for such enalaprilat presentation for such calendar year;

provided that, if such Transfer Price *** of the *** therefor on the then current Premier Purchasing Partners Contract as set forth in Exhibit C hereto, the Transfer Price shall be adjusted to *** of Gensia Sicor's ***. In no event shall Gensia Sicor be compelled to sell enalaprilat to Baxter at a Transfer Price less than Gensia Sicor's Full Standard Cost. Notwithstanding the foregoing, in the event the Transfer Price for any enalaprilat

--------
*** Confidential material redacted and separately filed with the Commission.

presentation ***of the *** therefor on the then current Premier Purchasing Partners Contract, Baxter shall have the right to delete such presentation from this Agreement on ninety (90) days written notice to Gensia Sicor.

11. Exhibits A, B, C and D to the Agreement shall be deleted and replaced in their entirety with the Exhibits A, B, C and D attached to this Amendment.

12. Except as specifically set forth above, all other terms and conditions set forth in the Agreement shall remain unchanged.

13. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

      IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the date first above written.

GENSIA SICOR PHARMACEUTICALS, INC.      BAXTER PHARMACEUTICAL |
                                        PRODUCTS INC.


By: /s/ Frank C. Becker                  By: /s/ Ronald Quadrel
    --------------------------------         -----------------------------------
Name:  Frank C. Becker                   Name:   Ronald Quadrel
       ------------------------------         ----------------------------------
Title: President                         Title:  General Manager
       ----------------------------            ---------------------------------


--------
*** Confidential material redacted and separately filed with the Commission.

                                    EXHIBIT A


---------------------------------------------- ------------------------------- -----------------------------
PRODUCT                                        FULL/VIAL SIZE                  CATALOGUE #
---------------------------------------------- ------------------------------- -----------------------------

---------------------------------------------- ------------------------------- -----------------------------
Atropine 0.4mg/mL                              1 mL/2 mL                       2501-0401
---------------------------------------------- ------------------------------- -----------------------------
Atropine 0.4mg/mL                              20 mL                           2525-0301
---------------------------------------------- ------------------------------- -----------------------------
Atropine 1.0 mg/mL                             1 mL/2 mL                       2511-0401
---------------------------------------------- ------------------------------- -----------------------------
Atracurium besylate inj. 10 mg/mL              5 mL                            2643-03
---------------------------------------------- ------------------------------- -----------------------------
Atracurium besylate inj. 10 mg/mL              10 mL                           2644-03
---------------------------------------------- ------------------------------- -----------------------------
Bumetanide 0.25 mg/mL                          2 mL                            5062-0301
---------------------------------------------- ------------------------------- -----------------------------
Bumetanide 0.25 mg/mL                          4 mL/5 mL                       5063-0301
---------------------------------------------- ------------------------------- -----------------------------
Bumetanide 0.25 mg/mL                          10 mL                           6064-0301
---------------------------------------------- ------------------------------- -----------------------------
Diltiazem 5 mg/mL                              5 mL                            1553-03
---------------------------------------------- ------------------------------- -----------------------------
Diltiazem 5 mg/mL                              10 mL                           1554-03
---------------------------------------------- ------------------------------- -----------------------------
Enalaprilat 1.25mg/mL 1mL                      1mL in 2mL Vial                 8401-01
---------------------------------------------- ------------------------------- -----------------------------
Enalaprilat 1.25mg/mL 2mL                      2mL in 2mL Vial                 8411-01
---------------------------------------------- ------------------------------- -----------------------------
Hetastarch 6% in 0.9% NaCl                     500 mL 12 pack                  5079-07
---------------------------------------------- ------------------------------- -----------------------------
Metoclopramide                                 2 mL                            4502-0401
---------------------------------------------- ------------------------------- -----------------------------
Neostigmine 1 mg/mL                            10 mL                           2704-0302
---------------------------------------------- ------------------------------- -----------------------------
Neostigmine 0.5 mg/mL                          1 mL/2 mL                       2711-0302
---------------------------------------------- ------------------------------- -----------------------------
Neostigmine 0.5 mg/mL                          10 mL                           2714-0302
---------------------------------------------- ------------------------------- -----------------------------
Pancuronium 1 mg/mL                            10 mL                           2804-0301
---------------------------------------------- ------------------------------- -----------------------------
Pancuronium 2 mg/mL                            2 mL                            2812-0401
---------------------------------------------- ------------------------------- -----------------------------
Pancuronium 2 mg/mL                            5 mL                            2823-0401
---------------------------------------------- ------------------------------- -----------------------------

---------------------------------------------- ------------------------------- -----------------------------
Propofol                                       20 mL                           2856-0401
---------------------------------------------- ------------------------------- -----------------------------
Propofol                                       50mL                            2858-0901
---------------------------------------------- ------------------------------- -----------------------------
Propofol                                       100mL                           2859-0301
---------------------------------------------- ------------------------------- -----------------------------
Propofol                                       20 mL syringe                   2866-2301
---------------------------------------------- ------------------------------- -----------------------------
Phenylephrine                                  2 mL                            1631-0401
---------------------------------------------- ------------------------------- -----------------------------
Sodium nitroprusside                           2 mL                            1802-0101
---------------------------------------------- ------------------------------- -----------------------------
Thiopental 1 gm                                Kit                             2530-0101
---------------------------------------------- ------------------------------- -----------------------------
Thiopental 2.5 gm                              Kit                             2540-0101
---------------------------------------------- ------------------------------- -----------------------------
Thiopental 5.0 gm                              Kit                             2550-0101
---------------------------------------------- ------------------------------- -----------------------------
Thiopental 500 mg                              Syringe kit                     2580-0101
---------------------------------------------- ------------------------------- -----------------------------
Vecuronium 10 mg                               10 mL                           2914-0301
---------------------------------------------- ------------------------------- -----------------------------
Vecuronium 20 mg                               20 mL                           2925-0301
---------------------------------------------- ------------------------------- -----------------------------

                                    EXHIBIT B

FINAL PRODUCT SPECIFICATIONS AND DATA SHEETS FOR ENALAPRILAT WILL BE PROVIDED BY GENSIA SICOR TO BAXTER PP I NO LATER THAN TEN (10) BUSINESS DAYS PRIOR TO THE DATE OF SHIPMENT OF THE FIRST COMMERCIAL BATCHES FROM GENSIA SICOR TO BAXTER PPI.

                                    EXHIBIT C

                                      ***








----------
*** Three pages of confidential material redacted and separately filed with the Commission.

                                    EXHIBIT D

Gensia Sicor Approved ANDAs and "Grandfathered" Products


-----------------------------------------------------------------------------
     AADA/ANDA          NUMBER                      PRODUCT
-----------------------------------------------------------------------------
        --          GF             Atropine Sulfate Injection, USP
-----------------------------------------------------------------------------
       ANDA         74-613         Bumetanide
-----------------------------------------------------------------------------
       ANDA         74-894         Diltiazem
-----------------------------------------------------------------------------
       ANDA         75-578         Enalaprilat
-----------------------------------------------------------------------------
       ANDA         74-592         Hetastarch
-----------------------------------------------------------------------------
       ANDA         73-135         Metoclopramide Injection, USP
-----------------------------------------------------------------------------
        --          GF             Neostigmine Methylsulfate Injection, USP
-----------------------------------------------------------------------------
       ANDA         72-759         Pancuronium Bromide Injection
-----------------------------------------------------------------------------
       ANDA         72-760         Pancuronium Bromide Injection
-----------------------------------------------------------------------------
        --          GF             Phenylephrine Hydrochloride Injection,
                                   USP 1%
-----------------------------------------------------------------------------
       ANDA         75-102         Propofol
-----------------------------------------------------------------------------
       ANDA         73-465         Sodium Nitroprusside Injection
-----------------------------------------------------------------------------
        --          GF             Thiopental Sodium for Injection
-----------------------------------------------------------------------------
       ANDA         74-688         Vecuronium
-----------------------------------------------------------------------------

           [SIXTH] AMENDMENT TO MANUFACTURING & DISTRIBUTION AGREEMENT

      THIS [SIXTH] AMENDMENT (the "Amendment"), dated as of July 11, 2001, amends that certain Manufacturing & Distribution Agreement by and between GENSIA SICOR PHARMACEUTICALS, INC. ("Gensia Sicor") (formerly Gensia Laboratories, Ltd.) and BAXTER PHARMACEUTICAL PRODUCTS INC. ("Baxter PPI") (formerly Ohmeda Pharmaceutical Products Division Inc.) dated as of February 27, 1996, as amended (the "Agreement").

1. Section 1.6.2 of the Agreement shall be amended by deleting the phrase "as adjusted pursuant to Section 5.3.2(b),".

2.    Section 5.1.2 of the Agreement is deleted.

3. Section 5.2.1 of the Agreement shall be amended by deleting the phrases "and Enalaprilat", "or Enalaprilat" and "and/or Enalaprilat" wherever they occur in such section; by deleting the phrase ", and not less than thirty (30) days prior to the end of the second calendar quarter after launch for Enalaprilat" in the third and fourth lines thereof; by deleting the phrase "and for Enalaprilat as adjusted pursuant to Section 5.3.2(b)" in subsection 5.2.1(a) thereof; and by deleting the phrase "or Section 5.2.2(b)" in subsection 5.2.1(b) thereof.

4. Except as specifically set forth above, all other terms and conditions set forth in the Agreement shall remain unchanged.

5. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

      IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the date first above written.

GENSIA SICOR PHARMACEUTICALS, INC.    BAXTER PHARMACEUTICAL PRODUCTS INC.



By:  /s/ Frank C. Becker              By:  /s/ Ronald F. Quadrel
     ----------------------------          ------------------------------

Name: Frank C. Becker                 Name: Ronald F. Quadrel
      ---------------------------           -----------------------------

Title:  COO and President             Title:  VP and General Manager
        -------------------------             ---------------------------



                                      -2-